Investor Reference Book Post Q1 2020 earnings release Last updated June 2, 2020 HealthSouth is a leading provider of post-acute healthcare services, offering both facility-based and home-based post-acute services in 34 states and Puerto Rico through its network of inpatient rehabilitation hospitals, home health agencies, and hospice agencies.

Forward-looking statements The information contained in this Investor Reference Book includes certain estimates, projections and other forward- looking information that reflect Encompass Health’s current outlook, views and plans with respect to future events, including the COVID-19 pandemic and its effects, legislative and regulatory developments, strategy, capital expenditures, acquisition and other development activities, cyber security, dividend strategies, repurchases of securities, effective tax rates, financial performance, financial assumptions, business model, balance sheet and cash flow plans, market share, development of new information tools and models, and shareholder value-enhancing transactions. These estimates, projections and other forward-looking information are based on assumptions the Company believes, as of the date hereof, are reasonable. Inevitably, there will be differences between such estimates and actual events or results, and those differences may be material. There can be no assurance any estimates, projections or forward-looking information will be realized. All such estimates, projections and forward-looking information speak only as of the date hereof. Encompass Health undertakes no duty to publicly update or revise the information contained herein. You are cautioned not to place undue reliance on the estimates, projections and other forward-looking information in this Investor Reference Book as they are based on current expectations and general assumptions and are subject to various risks, uncertainties and other factors, including those set forth in the Form 10-K for the year ended December 31, 2019, the Form 10-Q for the quarter ended March 31, 2020, and in other documents Encompass Health previously filed with the SEC, many of which are beyond Encompass Health’s control, that may cause actual events or results to differ materially from the views, beliefs, and estimates expressed herein. Note regarding presentation of non-GAAP financial measures The following Investor Reference Book includes certain “non-GAAP financial measures” as defined in Regulation G under the Securities Exchange Act of 1934, including Adjusted EBITDA, leverage ratios, adjusted earnings per share, and adjusted free cash flow. Schedules are attached that reconcile the non-GAAP financial measures included in the following Investor Reference Book to the most directly comparable financial measures calculated and presented in accordance with Generally Accepted Accounting Principles in the United States. The Company’s Form 8-K, dated June 2, 2020, to which the following Investor Reference Book is attached as Exhibit 99.1, provides further explanation and disclosure regarding Encompass Health’s use of non-GAAP financial measures and should be read in conjunction with this Investor Reference Book. Encompass Health 2

Table of contents Company overview. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4-18 Investment thesis and strategy. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 19-24 Growth . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 25-36 Operational initiatives . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 37-49 Capital Structure . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 50-55 Alternative payment models . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 56-58 Information technology. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 59-63 Operational metrics . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 64-70 Industry structure . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 71-83 Segment operating results. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 84-88 Reconciliations to GAAP and share information . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 89-98 End notes. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 99-102 Encompass Health 3

Company overview Encompass Health is a national leader in integrated healthcare services offering both facility-based and home-based patient care through its network of inpatient rehabilitation hospitals, home health agencies, and hospice agencies. The Company is committed to delivering high-quality, cost-effective, integrated care across the healthcare continuum. Encompass Health 4

Encompass Health a leading provider of inpatient rehabilitation and home-based care Market overlap 89 of EHC’s IRFs have an EHC home health location within the service area.* Portfolio as of March 31, 2020 Inpatient rehabilitation hospitals (“IRFs”) Home health locations Hospice locations 11 Future IRFs** 37 States and Puerto Rico ~43,800 employees Inpatient rehabilitation - 03/31/20 Home health and hospice - 03/31/20 134 IRFs (47 are joint ventures) 245 Home health locations 33 States and Puerto Rico Largest owner and 83 Hospice locations ~32,100 Employees operator of IRFs 31 States † 23% of licensed beds 4th Largest provider of ~11,700 Employees † 31% of Medicare patients served Medicare-certified Key statistics - trailing 4 quarters Key statistics - trailing 4 quarters skilled home health ~164,300 Home health admissions ~189,000 Inpatient discharges services ~11,100 Hospice admissions ~$3.6 Billion in revenue ~$1.1 Billion in revenue † * Excluding markets that have home health licensure barriers ** Previously announced under development Based on 2019 data Encompass Health Note: One of the 245 home health locations is nonconsolidated. This location is accounted for using the equity method of accounting. 5

Company overview inpatient rehabilitation 124 of the Company’s IRFs hold one or more disease-specific Inpatient rehabilitation certifications from The Joint Commission’s Disease-Specific hospitals Care Certification Program.(1) Major services • Rehabilitation physicians: manage and treat medical conditions and oversee rehabilitation program • Rehabilitation nurses: provide personal care and oversee treatment plan for patients • Physical therapists: address physical function, mobility, strength, balance, and safety • Occupational therapists: promote independence through Activities of Daily Living • Speech-language therapists: address speech/voice functions, swallowing, memory/cognition, and language/ communication • Respiratory therapists: provide assessment and treatment of patients with both acute and chronic dysfunction of the cardioplumonary system • Case managers: coordinate care plan with physician, Care Transition Coordinators, caregivers and family • Post-discharge services: outpatient therapy and transition to home health Encompass Health Refer to pages 100-102 for end notes. 6

Company overview home health and hospice The Company offers evidence-based specialty programs Home health agencies related to: post-operative care, fall prevention, chronic disease management, and transitional care. Major services • Skilled nurses: comprehensively assess, teach, train, and manage care related to injury or illness • Home health aides: provide personal care and assistance with Activities of Daily Living • Physical therapists: address physical function, mobility, strength, balance, and safety • Occupational therapists: promote independence through training on self-management of ADLs • Speech-language therapists: address speech/voice functions, swallowing, memory/cognition, and language/communication • Medical social workers: provide assessment of social and emotional factors; assist with obtaining community resources Hospice: provides services to terminally ill patients and their families to address patients’ physical needs, including pain control and symptom management, and also provides emotional and spiritual support. Encompass Health 7

IRF patient mix Home health patient mix Admission sources: Admission sources: Acute care hospitals – 90% Acute care hospitals – 37% Physician offices / community – 8% Physician offices / community – 36% Skilled nursing facilities – 2% IRFs / LTCHs / SNFs – 27% YTD Demographics of all Medicare home health users*: Rehabilitation impairment category Q1-20 2019 100 RIC 01 Stroke 19.2% 18.5% 90 RIC 02/03 Brain dysfunction 10.3% 10.2% 80 RIC 04/05 Spinal cord dysfunction 3.8% 3.9% 70 e g RIC 06 Neurological conditions 20.5% 20.8% a 60 t RIC 07 Fracture of lower extremity 7.5% 7.4% n e 50 c RIC 08 Replacement of lower extremity joint 3.0% 3.4% r 40 e 80.5% RIC 09 Other orthopedic 8.5% 8.8% P 30 RIC 10/11 Amputation 2.7% 2.8% 20 37.8% 25.6% 27.8% RIC 14 Cardiac 4.6% 4.6% 10 RIC 17/18 Major multiple trauma 5.4% 5.4% 0 Age 85+ Lives Has 2 or Has 3 or RIC 20 Other disabling impairments 11.4% 11.3% alone more ADL more chronic — All other RICs 3.0% 2.9% limitations conditions Average age of the Company’s IRF patients: Average age of the Company’s home health patients: all patients = 71 Medicare FFS = 76 all patients = 77 Medicare FFS = 77 Admission to an IRF:(2) Admission to home health:(2) • For Medicare, a patient must be confined to the home and need • Physicians and acute care hospital case managers are key skilled services. decision makers for post-acute services. • The patient must be under the care of a physician and receive • All IRF patients must meet reasonable and necessary criteria services under a home health plan of care established and and must be admitted by a physician. periodically reviewed by a physician. • All IRF patients must be medically stable and have potential to tolerate three hours of therapy per day (minimum). • Medicare also requires a face-to-face encounter related to the primary reason the patient requires home health services with a • IRF patients receive 24-hour, 7 days a week nursing care. physician or an allowed non-physician practitioner. * Source: Avalere Health and Alliance for Home Health Quality and Innovation Home Health Chart Book 2019, page 12 Encompass Health 8 Refer to pages 100-102 for end notes.

High-quality care IRF quality Home health quality Discharge to community* 3.8 81.2% 81.0% Percent of cases 79.9% 79.5% discharged to Quality of care (4) the community, Star ratings including home 3.3 99% of our home health agencies or home with are 3 Stars or higher; home health. 47% are 4 Stars or higher Q4-19 Q1-20 Higher is better. Discharge to skilled nursing* Percent of 3.6 Patient satisfaction patients (4) 10.2% 10.2% discharged to a 3.5 Star ratings 8.2% 8.1% skilled nursing 95% of our home health agencies facility. are 3 Stars or higher; Lower is better. 63% are 4 Stars or higher Q4-19 Q1-20 200 bps better Discharge to acute hospital* 17.5% Percent of 30-Day 10.2% 10.0% 9.7% patients 9.2% Readmission rate** discharged to an 15.5% acute care Percent of patients hospital. readmitted to an acute care hospital. Lower is better. Q4-19 Q1-20 Lower is better. UDSMR(3) Encompass Health National average Encompass Health * On October 1, 2019, IRFs transitioned to a new functional assessment which impacted UDS expected outcomes. Comparisons have been limited to Q4-19 and forward. Encompass Health ** Source for National Average: Avalere Health and Alliance for Home Health Quality and Innovation Home Health Chart Book 2019, page 57 9 Refer to pages 100-102 for end notes.

Leading position in cost effectiveness inpatient rehabilitation Avg. est. Avg. est. total Avg. total cost payment Medicare pays Avg. Medicare per per Encompass Health beds discharges discharge discharge less per discharge, # per IRF per IRF(6) for FY 2021 for FY 2021 on average, and Encompass Health(5) = 133 68 966 $14,410 $20,932 Encompass Health treats a comparable Free-standing = acuity patient. (Non-Encompass Health) 169 58 589 $18,724 $22,545 The Company differentiates itself by: Ÿ Hospital “Best Practices” clinical units = 815 24 222 $22,716 $23,827 protocols Ÿ Supply chain efficiencies Ÿ Sophisticated management information systems Ÿ Economies of scale Total(7) 1,117 35 366 $19,137 $22,606 (8) Encompass Health The average estimated total payment per discharge, as stated, does not reflect a 2% reduction for sequestration. 10 Refer to pages 100-102 for end notes.

Low cost leader home health Cost per visit is 11.5% lower due to market Average density and operational Average Average revenue efficiency: 2019 revenue visits per visit Cost Episodes per episode* per episode (all payors) per visit Ÿ Caregiver Encompass optimization 275,578 $2,972 17.1 $166 $77 Health Ÿ Optimization of HCHB Ÿ Employee culture of excellence Ÿ ~80% of visits Public peer conducted by full- average 336,684 $2,995 17.6 $129 $87 time staff Ÿ Daily monitoring of productivity Comparison Average revenue per to peer (0.8)% (2.8)% 28.7% (11.5)% visit is 28.7% higher for average Encompass Health primarily due to a higher ratio of Medicare to Public peer average represents 2019 data from publicly traded home health providers. non‑Medicare patients. Encompass Health * EHC’s average revenue per episode is 0.8% lower than the peer average due to the acquisitions of Camellia (2018) and Alacare (2019) 11 having lower than average wage indices.

New-store/same-store growth Inpatient Rehabilitation 25.0 Shelby County, AL (34 beds) Yuma, AZ (51 beds)(9) Bluffton, SC (38 beds) 20.0 Boise, ID (40 beds) Katy, TX (40 beds) Gulfport, MS (33 beds) Murrells Inlet, 15.0 SC (29 beds) Lubbock, TX Westerville, OH (60 beds) (40 beds) Murrieta, CA (50 beds) Pearland, TX Winston-Salem, 10.0 Jackson, TN (40 beds) NC (68 beds) (48 beds) 5.0 0.0 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Discharges Q2 2017 Q3 2017 Q4 2017 Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 New store 1.9% 2.4% 2.0% 1.9% 1.6% 1.0% 1.7% 1.3% 1.5% 2.4% 2.0% 2.3% Same store 1.6% 1.4% 3.9% 4.8% 3.6% 2.0% 1.9% (0.2)% 2.2% 3.1% 3.2% 2.4% Total by qtr. 3.5% 3.8% 5.9% 6.7% 5.2% 3.0% 3.6% 1.1% 3.7% 5.5% 5.2% 4.7% Total by year 4.0% 4.6% 3.9% Same-store year* 1.8% 2.8% 1.8% Same-store year UDS (3) (0.5)% 1.1% 1.3% Note: Prior to the COVID-19 pandemic, for the two-month period of January and February 2020, year-over-year total volume growth was 7.7% (same store = 5.4%).t rehabilitation hospitals classified as same store during each period Includes consolidated inpatient rehabilitation hospitals classified as same store during each period Encompass Health * 12 Refer to pages 100-102 for end notes.

New-store/same-store growth Home Health 30.0 Acquired Alacare Home Health & Hospice (23 home health locations in Alabama) in July 2019 25.0 Acquired Camellia Healthcare 20.0 (14 home health locations in 3 states) in May 2018 15.0 10.0 5.0 0.0 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Admissions Q2 2017 Q3 2017 Q4 2017 Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 New store 6.4% 6.7% 3.5% 2.5% 5.3% 5.4% 5.3% 5.7% 2.9% 13.0% 12.3% 11.7% Same store* 13.3% 8.8% 10.1% 7.4% 5.1% 3.8% 5.4% 6.4% 8.3% 9.7% 6.6% 0.2% Total by quarter 19.7% 15.5% 13.6% 9.9% 10.4% 9.2% 10.7% 12.1% 11.2% 22.7% 18.9% 11.9% Total by year 17.0% 10.0% 16.3% Same-store year* 11.4% 5.6% 7.7% u In 2017, the Company acquired or opened 15 home health locations. u In 2018, the Company acquired or opened 23 home health locations. u In 2019, the Company acquired or opened 27 home health locations. u In 2020, the Company acquired or opened one home health location and consolidated one former equity method location(10). Note: Prior to the COVID-19 pandemic, for the two-month period of January and February 2020, year-over-year total volume growth was 18.5% (same store = 5.8%). same store during each period Encompass Health * Includes consolidated home health agencies classified as same store during each period 13 Refer to pages 100-102 for end notes.

New-store/same-store growth Hospice Acquired Camellia Healthcare 70.0 (18 hospice locations in 3 states) Acquired Alacare Home Health & Hospice in May 2018 60.0 (23 hospice locations in Alabama) in July 2019 50.0 40.0 30.0 20.0 10.0 0.0 -10.0 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Admissions Q2 2017 Q3 2017 Q4 2017 Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Q1 2020 New store 28.8% 24.2% 8.8% 4.4% 26.1% 40.3% 41.2% 35.5% 15.7% 34.6% 31.1% 30.9% Same store* 13.1% 28.8% 27.2% 36.8% 35.2% 21.1% 8.6% 13.7% 13.6% 5.8% 10.1% (5.3)% Total by quarter 41.9% 53.0% 36.0% 41.2% 61.3% 61.4% 49.8% 49.2% 29.3% 40.4% 41.2% 25.6% Total by year 45.9% 53.5% 39.8% Same-store year* 20.9% 24.6% 12.2% u In 2017, the Company acquired or opened two hospice locations. u In 2018, the Company acquired or opened 22 hospice locations. u In 2019, the Company acquired or opened 25 hospice locations. u In 2020, the Company opened one hospice location. Note: Prior to the COVID-19 pandemic, for the two-month period of January and February 2020, year-over-year total volume growth was 31.5% (same store = (0.8)%). same store during each period Encompass Health * Includes consolidated hospice agencies classified as same store during each period 14

Payors (Q1 2020) Payor source % of Revenues Payment methodology Prospective Payment System (“PPS”) - IRF: paid per discharge by Case Mix Group (“CMG”) Home Medicare Inpatient - Home health: paid per 30-day period of care health & • A period is paid in two installments: rehab hospice 1) Request for anticipated payment segment 2) Final bill after episode is complete segment Per diem/visit or CMG/episodes Medicare Advantage 70.5% 83.0% - Negotiated rate - Some are “tiered” for acuity/severity Per diem/visit or CMG/episodes Managed care - Negotiated rate - Some are “tiered” for acuity/severity Medicaid Varies by state 12.3% 9.9% 10.8% 3.4% Variety of methodologies Other 4.4% 3.9% 1.5% 0.3% Encompass Health 15

Strong and sustainable business fundamentals Ÿ Favorable demographic trends driving increasing demand Ÿ Attractive healthcare sectors Nondiscretionary nature of many conditions treated Ÿ Highly fragmented post-acute sectors present acquisition and joint venture opportunities Ÿ Largest provider of inpatient rehabilitation services Ÿ 4th largest provider of Medicare-certified skilled home health services Ÿ Top 11 provider of hospice services Industry leading positions Ÿ Consistent delivery of high-quality, cost-effective, integrated facility- based and home-based care Ÿ Enhanced utilization of technology (e.g., clinical, data management, and technology-enabled business processes) Ÿ Effective labor management Cost effectiveness Ÿ Efficient supply chain Ÿ Economies related to scale and market density Ÿ Portfolio of 134 IRFs as of March 31, 2020 Real estate ownership ü 95 owned and 39 leased Ÿ Strong balance sheet and liquidity, no significant near-term maturities Financial strength (credit agreement matures in 2024; bonds mature in 2023 and beyond) Ÿ Substantial free cash flow generation Ÿ Attractive organic growth opportunities in both segments Ÿ Flexible inpatient rehabilitation de novo and acquisition strategy Growth opportunities Ÿ Home health and hospice platform with track record of growth through acquisitions Encompass Health 16

IRF-PPS fiscal year 2021 proposed rule: key provisions Update to payment rates The proposed rule would: • implement a net 2.5% market basket increase; ◦ 2.9% market basket update Company observations ◦ (40 bps) healthcare reform productivity reduction • update case mix group relative weights and average length of stay values; • decrease the outlier fixed loss threshold; and • revise the wage index and labor-related share values. Pricing: ◦ CMS would apply a one year 5% cap on any FY 2021 decrease in a • Net pricing impact to the geographic area’s wage index value from the wage index value from the Company expected to be prior FY. 2.4% for FY 2021 due to the change in wage index and Other provisions other labor adjustments(11) • CMS proposes to: ◦ Remove the post-admission physician evaluation requirement for all IRF discharges beginning on or after October 1, 2020. ◦ Revise certain IRF coverage documentation requirements. Specifically, CMS proposes to: – Codify longstanding instructions and guidance to ensure uniformity between the Medicare Benefit Policy Manual and applicable regulations, and – Clarify that, for the purposes of the intensity of therapy requirement, a “week” is defined as “a seven consecutive calendar day period beginning with the date of admission to the IRF” for purposes of the IRF coverage requirements. ◦ Allow the use of non-physician practitioners to perform the IRF services and documentation requirements currently required to be performed by the rehabilitation physician, provided that the duties are within the non‑physician practitioner’s scope of practice under applicable state law. Encompass Health Source: https://www.cms.gov/medicaremedicare-fee-service-paymentinpatientrehabfacppsirf-rules-and-related-files/cms-1729-p 17 Refer to pages 100-102 for end notes.

IMPACT Act of 2014 - enacted Oct. 6, 2014 Company observations and considerations with respect to the IMPACT Act: It was developed on a bi-partisan basis by the House Ways and Means and Senate Finance Committees ▪ and incorporated feedback from healthcare providers and provider organizations that responded to the Committees’ solicitation of post-acute payment reform ideas and proposals. It directs the United States Department of Health and Human Services (“HHS”), in consultation with ▪ healthcare stakeholders, to implement standardized data collection processes for post-acute quality and resource use measures. Although the IMPACT Act does not specifically call for the implementation of a new post-acute payment system, the Company believes this Act will lay the foundation for possible future post-acute ▪ payment policies that would be based on patients’ medical conditions and other clinical factors rather than the setting where the care is provided. It has created additional data collection and reporting requirements for the Company’s IRFs and home health agencies. While the Company cannot quantify the potential financial effect of the IMPACT Act on Encompass Health, the Company believes any post-acute payment system that is data driven and focuses on the ▪ needs and underlying medical conditions of post-acute patients will be positive for providers who offer high-quality, cost-effective care. Encompass Health believes it is doing just that and expects this act will be positive for the Company. However, it will likely take years for the quality data to be gathered, standardized patient assessment data to be assembled and disseminated, and potential payment policies to be developed, tested and ▪ promulgated. As a national leader in integrated healthcare services, offering both facility-based and home-based patient care, the Company looks forward to working with HHS, the Medicare Payment Advisory Commission and other healthcare stakeholders on these initiatives. Encompass Health Source: https://www.govtrack.us/congress/bills/113/hr4994/text 18

Investment thesis and strategy Encompass Health’s ability to adapt to changes, build strategic relationships, and consistently provide high-quality, cost-effective care positions the Company for success in the evolving healthcare industry. Encompass Health 19

Investment thesis Encompass Health is one of the nation's leading providers of integrated post-acute services. The healthcare industry is evolving toward integrated delivery models and value-based care. Providers must be able to adapt to changes, build strategic relationships across the healthcare continuum, and consistently provide high-quality, cost-effective care to be successful. Demonstrated ability to adapt across economic cycles and in the face of numerous Change agility and significant regulatory and legislative changes Joint ventures with acute-care partners comprise one-third of IRF portfolio. Collaborating with Cerner Corporation in our Post-Acute Innovation Center to Strategic develop enhanced tools to manage patients across the continuum of care relationships Engaged in a strategic sponsorship of the American Heart Association/American Stroke Association to jointly work to elevate national and local awareness that stroke is treatable and beatable through rehabilitation and community support Quality of Outcomes in both operating segments exceed national industry standards. patient outcomes Cost Treatment of medically complex patients at lower average costs than other post- acute providers through superior clinical protocols, economies of scale, and effectiveness technology-enabled business and clinical processes Both of the Company's segments benefit from favorable demographic trends and the Growth nondiscretionary nature of many conditions treated. Encompass Health 20

Strategy The Company’s strategy is to expand its network of inpatient rehabilitation hospitals and home health and hospice locations, further strengthen its relationships with healthcare systems, provider networks, and payors in order to connect patient care across the healthcare continuum, and to deliver superior outcomes. Elements of strategy Clinical expertise and Financial Advanced Sustained Post-acute Workforce high-quality resources technology growth innovation outcomes Encompass Health 21

Elements of strategy Diagnosis-specific treatment protocols drive high-quality outcomes Technology facilitates information flow across the provider continuum and supports the use of Clinical predictive analytics expertise Integration of care transition coordinators in a patient’s care plans ensures seamless handoff between and sites of care high- Clinical program enhancement through disease-specific certifications; 124 Encompass Health inpatient quality rehabilitation hospitals hold one or more disease-specific certifications, including 124 with stroke- outcomes specific certifications Focus on superior outcomes, as evidenced by both segments exceeding national industry averages (see page 9) Financial Strong, well-capitalized balance sheet resources Free cash flow funds growth and shareholder distributions Proprietary rehabilitation-specific clinical information system (known as "ACE-IT") Advanced Proprietary management reporting system (known as "Beacon") technology Optimization of Homecare Homebase Strategic relationships with Cerner and Medalogix Highly fragmented sectors present acquisition opportunities Extensive track record of successful joint ventures highlights Encompass Health as a potential partner Sustained as continued regulatory, compliance and quality reporting create challenges for hospital IRF units growth Technology-facilitated and data-driven processes drive organic growth Available capital and expertise in clinical delivery, regulatory compliance and Certificate of Need (CON) process management Predictive analytics used to enhance patient outcomes (e.g., ReACT; Sepsis Alert; post-acute Post-acute readmission prediction model) solutions Ongoing innovation with the Post-Acute Innovation Center Active participant in various alternative payment models Attract, develop and retain a motivated and engaged workforce Foster an inclusive work environment that is knowledgeable and responsive to the diverse communities Workforce of patients we serve Undertake significant efforts to ensure our clinical and support staff receives the education and training necessary to provide the highest quality care in the most cost-effective manner Encompass Health 22

The post-acute landscape continues to evolve. Current post-acute providers Future post-acute providers • Medicare payments/regulations are site • Medicare payments/regulations will be specific (e.g., 60% Rule, 3-Hour Rule, condition and outcome focused. “preponderance” of one-to-one therapy, • Many existing regulations will become definition of homebound).(2) • Integrated delivery unnecessary. payment models Facility-based post acute services Long-term acute care hospitals • Value-based à payments • Full range: low acuity high acuity • 24/7 nursing coverage Inpatient rehabilitation hospitals • Site neutrality • Eliminates payment silos; has patient characteristic payment models Skilled nursing facilities Home-based post-acute services • More care in the home (lowest cost setting) Home health • Ability to care for high-acuity patients with multiple chronic conditions ▪ The healthcare industry is moving toward integrated delivery payment models, value-based purchasing, and post-acute site neutrality. New payment systems for LTCHs, IRFs, SNFs and HHAs are part of these broader changes. ▪ To succeed, providers must adapt to changes in the regulatory and operating environments, build strategic relationships across the healthcare continuum, and consistently provide high-quality care at a cost-effective price. Encompass Health Refer to pages 100-102 for end notes. 23

We believe the Company is well-positioned for the progression towards integrated delivery models and post-acute site neutrality as it will be able to treat all types of post-acute patients by leveraging its operational expertise across its network of facility-based and home-based assets. The Company’s IRFs have the physical construct, clinical staffing, and operating expertise to “pivot from the center” to address the full spectrum of inpatient post-acute needs in a site neutral environment. LTACs IRFs SNFs Always available Sometimes available Seldom available Therapy gym Therapy gym Therapy gym Present & training & training & training Home health Systems for Systems for Systems for all PAC all PAC all PAC patients patients patients Staff trained Staff trained Staff trained for all acuity for all acuity for all acuity Progression to site neutrality Higher acuity patients will Post-acute inpatient hospitals transition from post-acute inpatient hospitals to home health. Lower acuity Future Post-acute inpatient spectrum patients will go directly to home health. Higher acuity Lower acuity Encompass Health 24

Growth Encompass Health is a leader in serving the post-acute patient population and has multiple avenues available for sustained growth in both segments. Favorable demographic trends are driving increasing demand. Encompass Health 25

The Company has multiple avenues available for sustained growth in both segments u The Company continues to have excellent organic growth opportunities in inpatient rehabilitation, home health, and hospice. — Track record of consistent growth — IRF organic growth supplemented by bed additions • Bed additions at existing hospitals offer highest returns — Maturation of acquired home health and hospice locations u Target six to ten new inpatient rehabilitation hospitals per year (beginning in 2021) to complement organic growth — De novos and unit acquisitions will allow entry into, and growth in, new markets. — Occasional opportunities to acquire freestanding IRFs • Several portfolios with private equity ownership — Joint venture growth opportunities u Target $50 to $100 million per year toward home health and hospice acquisitions to complement organic growth (not inclusive of larger acquisitions) — Home health acquisitions and new-store growth prioritized in Encompass Health IRF markets without current overlap — Build additional scale in hospice via acquisitions and de novos with emphasis on increasing Encompass Health home health and hospice overlap — Periodic opportunities to acquire larger regional players (e.g. CareSouth, Camellia and Alacare) Encompass Health 26

All business lines benefit from a demographic tailwind: growth in the Medicare beneficiary population Projected Population of Age 65+ • The growth rate of Medicare Millions beneficiaries increased in 2011 to an Baby Boomer wave reaches approx. 3% CAGR as “Baby Boomers” average age of an Encompass started turning age 65. 80 Health Medicare patient (~76). ◦ ~10,000 Baby Boomers turn 65 each day 70 • The CAGR for the population in 60 ~3% CAGR Encompass Health’s average patient 50 age range is ~5%. 40 46% 46% 45% (30.7M) (33.3M) CAGR (population growth by age) 30 43% (26.8M) 2014 2018 2022 2026 41% (22.7M) Age to 2018 to 2022 to 2026 to 2030 (19.0M) 20 65-69 2.8% 2.6% 1.6% (0.1)% 10 70-74 4.9% 3.7% 2.5% 2.1% 0 75-79 4.0% 5.0% 4.9% 2.0% 2014 2018 2022 2026 2030 80+ 1.5% 2.4% 3.6% 5.2% Total 3.2% 3.3% 2.9% 2.2% Age 65-69 Age 70-79 Age 80+ Encompass Health Source: www.census.gov/data/datasets/2017/demo/popproj/2017-popproj.html 27

Multi-faceted inpatient rehabilitation growth strategy New beds Total IRFs 2019 Bed count 400 140 increase 135 • Lubbock, TX (40 beds) 130 De novos 300 125 • Boise, ID (40 beds) 120 • Katy, TX (40 beds) 115 200 110 Acquisitions • Bed expansions (152 beds) 105 100 2020 Projected bed 100 95 count increase Bed 90 • Murrieta, CA (50 beds) expansions 85 Wholly owned and joint ventures 0 80 • Sioux Falls, SD (40 beds) 2016 2017 2018 2019 Projected 2020 • Coralville, IA (40 beds) % Increase in licensed beds 1% 4% 1% 3% 3% • Toledo, OH (40 beds) Total number of licensed beds 8,504* 8,851 8,966† 9,249‡ 9,539 Total number of IRFs 123* 127 130† 133 137 • Bed expansions (~120 beds) * 2016 total number of licensed beds and total number of IRFs include the disposal of 61 beds at Beaumont, TX (sold June 2016) and 83 beds at Austin, TX (closed August 2016). † 2018 total number of licensed beds and total number of IRFs include the consolidation of the Ft. Worth market (decrease of 60 beds) and the de-licensure of 20 SNF beds at a Dallas IRF. ‡ 2019 total number of licensed beds includes the de-licensure of 25 SNF beds at Round Rock, TX, the de-licensure of 5 beds at an IRF in Newburgh, IN, the de-licensure of 10 beds in Western Hills, WV, and the consolidation of Yuma (increase of 51 beds). Encompass Health 28

Inpatient rehabilitation growth pipeline Disciplined approach to new store growth The Company’s value proposition – $8 billion Medicare IRF market – CAPEX to build free-standing IRF, freeing up space for Considerations: ü medical/surgical beds in an acute care facility for a JV partner – Market demographics Enhance the position of the acute care hospital to meet ü quality requirements and effectively participate in alternative payment models – Presence of other IRFs Increased acute care hospital flow-through by taking ü appropriate higher acuity patients faster than other post- – Geographic proximity to other Company acute settings ü Clinical collaboration between the Company’s IRFs and home IRFs and home health locations health locations Proprietary rehabilitation-specific clinical information system – Potential joint venture partners ü (ACE-IT) integrated with acute care hospitals’ clinical information systems to facilitate patient transfers, reduce readmissions, and enhance outcomes Typical development pipeline Proprietary real-time performance management systems (care ü management, labor productivity, quality reporting, therapy analysis and expense management) to ensure appropriate Exploratory / Actively Near-term clinical oversight and improve profitability CA executed working actionable ü Proven track record of efficient management of regulatory process (CON, licensure, occupancy, etc.) No. of projects 30 - 40 10 - 12 6 - 10 ü Experienced transaction/integration team Factors: ü National leader in post-acute policy activities • Certificate of need process/timeline ü Leverage scale and density to drive clinical and operational • Fair market valuation of contributed assets (joint results; standardization of best practices across the Company ventures only) ü Supply chain efficiencies • Partnership complexities ü Medical leadership and clinical advisory boards Source: MedPAC, Medicare Payment Policy, March 2020 - page 273 Encompass Health CA = confidentiality agreement 29

Inpatient rehabilitation acute care joint venture partnerships • The Company’s IRF joint ventures began in 1991 with Vanderbilt University Medical Center. • The Company’s joint venture acute care hospital partners own equity that ranges from 2.5% to 50%. 47* IRF joint venture hospitals in place with major healthcare systems such as: • Barnes-Jewish • University of Virginia Medical Center • Vanderbilt University Medical Center • Geisinger Health System • Cleveland Clinic Martin Health • Monmouth Medical Center (RWJBarnabas Health) • Yuma Regional Medical Center • Mercy Health System • Maine Medical Center • Methodist Healthcare-Memphis Hospitals, a subsidiary of Methodist Le Bonheur Healthcare Joint ventures with acute care hospitals establish a solid foundation for integrated delivery and alternative payment models. Encompass Health * Excludes IRF joint venture hospitals that have been announced but were not operational as of March 31, 2020: Coralville, IA; 30 San Angelo, TX; and Dayton, OH (became a joint venture with Premier Health upon completion of new 60-bed hospital on May 21, 2020).

De novo IRFs and acquisitions Operations Joint # of new beds Location date Investment considerations venture? 2019 2020 2021 2022 De novo IRFs: • IRR objective of 13% (after tax) Lubbock, TX Q2 2019 Yes 40 • Joint venture capitalization Boise, ID Q3 2019 Yes 40 • Certificate of need (“CON”) costs, Katy, TX Q3 2019 40 where applicable Murrieta, CA Q1 2020 50 • Clinical information system (“CIS”) 1 Sioux Falls, SD Q2 2020 40 installation costs 2 Coralville, IA Q2 2020 Yes 40 • Medicare certification for new 3 hospitals (minimum of 30 patients Toledo, OH Q4 2020 40 treated for zero revenue) 4 Cumming, GA Q2 2021 50 5 North Tampa, FL Q2 2021 50 6 San Angelo, TX Q2 2021 Yes 40 11 IRF development projects 7 Stockbridge, GA Q3 2021 50 announced and underway 8 Greenville, SC Q3 2021 40 3 New states 9 Shreveport, LA Q3 2021 40 – Idaho in 2019 10 Waco, TX Q3 2021 40 – South Dakota and Iowa in 11 Pensacola, FL Q4 2021 40 2020 Bed expansions, net* 152 ~120 ~100 ~100 272 ~290 ~450 ~100 * Net bed expansions in each year may change due to the timing of certain regulatory approvals and/or construction delays. For 2020, Encompass Health the currently expected range for bed expansions is 100 to 120. For 2021 and 2022, the currently expected range for bed expansions is 31 100 to 150.

De novo costs and timeline • Prototype includes all private rooms Capital cost (millions) Low High • Core infrastructure of building anticipates Construction, design, permitting, etc. $17 $24 future expansion (accretive to financial Land 2 5 returns) Equipment (including CIS) 3 5 • Factors that impact costs/timeline: Range of a typical 40-50 bed IRF $22 $34 ◦ CON status Pre-opening expenses* (millions) Low High ◦ State regulatory requirements Operating $0.5 $1.0 ◦ Local planning and zoning approvals Salaries, wages, benefits 0.5 1.0 ◦ Hospital-specific complexities $1.0 $2.0 Illustrative timeline Project start Groundbreaking Opening CON process (if applicable) Zoning & design Permitting Construction 6 months to 3 years 18 to 20 months *Pre-opening expenses include expenses for training new employees on the clinical information system, which vary based on the Encompass Health 32 timing of the first admission.

IRF de novo occupancy and EBITDA* trends Sustained positive EBITDA Occupancy 100% 90% 80% 70% 60% 50% 40% 30% 20% 10% 0% 1 2 3 4 5 6 7 8 9 10 11 12 Months Westerville (04/2017) Pearland (10/2017) Shelby County (04/2018) Bluffton (06/2018) Murrells Inlet** (09/2018) Lubbock (05/2019) Katy (09/2019) Murrieta (02/2020) The Company’s average 2019 occupancy * IRF EBITDA = earnings before interest, taxes, depreciation, and amortization directly attributable to the related hospital ** We began operating a 29-bed inpatient rehabilitation hospital in Murrells Inlet, South Carolina with our joint venture partner, Encompass Health Tidelands Health, in September 2018. In May 2019, we began operating a 46-bed inpatient rehabilitation satellite of this 33 hospital in Little River, South Carolina.

Multi-faceted home health and hospice growth strategy • Strong demand due to cost effectiveness of home-based care and increasing preference of patients to be treated at home Organic growth • Strong organic growth from existing locations • Demographics * Currently located in states that represent ~70% of total Medicare home health and hospice spend • Highly fragmented market Home health * Substantial private equity and family ownership acquisitions • Prioritization of new IRF overlap markets and de novos • Proven ability to consummate and integrate acquisitions • Sustainable and replicable culture • Implementation of best practices and technology • Attractive partner due to quality of outcomes, data management, scale and market density, and willingness/ability to treat high acuity and/or Clinical chronic patients collaboration • Plan of care coordination with Encompass Health’s IRFs • Care Transition Coordinators serve as representatives in transitional care activities and strategic relationships with other healthcare providers Hospice • Prioritization of existing home health markets acquisitions • Opportunity to build scale and leverage components of existing and de novos infrastructure Encompass Health 34

Home health growth pipeline Number of home health agencies over time • $17.9 billion Medicare home health market is highly 13,000 The number of home health agencies fragmented with over 11,500 is near an all-time high and presents home health agencies. 12,000 significant consolidation opportunities. • Approx. 92% of these have 11,000 annual revenue of less than $5 million. 10,000 s e i • Top 4 public companies c 9,000 n e represent approx. 21% of the g A f Medicare market. o 8,000 # • The Company represents 7,000 4.2% of the Medicare home health market. 6,000 Prioritize acquisitions in 5,000 Company IRF markets to 4,000 enhance clinical collaboration 1998 2000 2002 2004 2006 2008 2010 2012 2014 2016 2018 Interim Cost- payment based Prospective Payment System (PPS) systems (IPS) Source: MedPAC, Medicare Payment Policy - March 2020, pages 252 and 259; March 2019, page 234; March 2018, page 246; March Encompass Health 2017, page 231; March 2016, page 214; March 2015, page 218; March 2014, page 221; March 2013, page 194; and March 2003, page 35 112; MedPAC - Healthcare spending and the Medicare program, June 2006, page 131; Medicare Claims Data

Hospice growth pipeline • Medicare hospice market is approx. $19.2 billion. • 1.5 million Medicare beneficiaries received Acquisition strategy for hospice hospice services from approx. 4,600 providers • Medicare focused in 2018. • Located in markets with significant • Hospice use among Medicare beneficiaries has Medicare spend grown substantially in recent years, suggesting • Growing societal preference greater awareness of and access to hospice • Build scale in existing markets services. • Increase overlap with home health – In 2018, only 51% of Medicare decendents locations utilized hospice services, and of those, more • Leverage infrastructure and reputation than 25% died in the first seven days of care, even though hospice care is intended for patients that physicians believe have 6 months or less to live. % of Medicare decedents using hospice – On January 1, 2016, Medicare began paying for voluntary advance care planning conversations between a beneficiary and his or her physician. • Annual Medicare spending on FFS decedents averages ~$34,500 per beneficiary — almost 4x 2000 2018 higher than the average cost for beneficiaries ~23% ~51% who did not die during the year. – Roughly 25% of traditional Medicare spending for health care is for services provided to beneficiaries age 65 and older in their last year of life. Encompass Health Source: MedPAC, Medicare Payment Policy, March 2020, pages 325, 326, and 338; 36 https://www.kff.org/medicare/fact-sheet/10-faqs-medicares-role-in-end-of-life-care

Operational Initiatives Our operational initiatives are designed to respond to regulatory changes, expand our services to more patients in need of our higher level of care, enhance our clinical expertise, and ensure the delivery of high-quality outcomes. Encompass Health 37

Inpatient rehabilitation: Continue transition to IRF PAI Section GG Elimination • Effective Oct. 1, 2019, CMS replaced the FIM™ TM functional independence measures with the of FIM Section GG functional outcome measures on the functional IRF-PAI for reporting and payment purposes. assessment • This new payment system makes substantial items from changes to the case mix groups (CMGs) and will, IRF-PPS therefore, impact Medicare revenue per discharge. Transition • Continue to provide feedback to CMS after the to CMS Section implementation of the new payment system GG quality • Continue training and education of hospital staff indicators and on utilization, including documentation reimbursement requirements and system changes Encompass Health 38

Home health: Patient-Driven Groupings Model (PDGM) Effective January 1, 2020, PDGM, which relies more heavily on clinical characteristics: Move to the Ÿimplemented a 4.36% reduction in the base rate using assumed Patient Driven provider behavioral changes; Groupings Ÿeliminated therapy service use thresholds in case-mix Model (PDGM) adjustments; Ÿmoved from 60-day to 30-day payment periods; and Ÿreduced the Request for Anticipated Payment percentage in 2020 with full elimination in 2021. Ÿ Specificity of coding Ÿ Identification of functional impairments Ÿ Awareness of LUPA thresholds Home Health Ÿ Economic efficiency through growth in scale and density Operational Ÿ Emphasis on evidence-based care planning powered by Priorities Medalogix Ÿ Expansion of Care Transition Coordinator program Ÿ Realization of productivity standards Ÿ Optimization of clinical staff Encompass Health 39

The Company continues to improve the patient experience and outcomes through integrated care delivery. Inpatient rehabilitation–home health clinical collaboration u Clinical collaboration (all payors) overlap markets* objectives: Ÿ Improve patient experience and outcomes 35.9% Ÿ Reduce total cost of care 35.6% across a post-acute 34.0% episode Clinical Collaboration Rate u 6,815 Coordination between our IRFs 89 89 24,560 and HH teams is resulting in 29.5% 21,547 lower discharges to SNFs and higher discharges home. 25.4% 81 17,947 18.5% 13,800 76 u The clinical collaboration8,555 8,555 rate with Encompass Health’s 44,479 72 inpatient rehabilitation 41,858 12,174 hospitals decreased 10 basis 42,950 points in Q1 2020 compared 71 40.637 to Q1 2019. 37,671 Ÿ Medicare fee-for-service clinical collaboration rate was 43.8% in Q1 2020 v. 2015 2016 2017 2018 2019 Q1-20 43.4% in Q1 2019. Ÿ Medicare Advantage clinical collaboration rate Encompass Health EHC Home Health Overlap Markets* was 16.3% in Q1 2020 v. IRF discharges to: 13.5% in Q1 2019. Non-EHC Home Health * Overlap markets have an Encompass Health IRF and an Encompass Health home health location within an Encompass Health approximate 30-mile radius, excluding markets that have home health licensure barriers. Overlap 40 markets are open for 12 months before inclusion in the clinical collaboration rate.

Clinical collaboration - all markets To continue building its clinical collaboration platform, the Company will: • focus on increasing its number of new overlap markets and building density in current overlap markets and • use Care Transition Coordinators and TeamWorks best practices to enhance patient awareness and understanding of the value in clinical collaboration. Priorities 25% ~113,000 Requires acquisition EHC IRF to be actionable; discharges (24% in 2018) pipeline prioritization referred to 10% underway home health Non-Medicare FFS discharges (10% in 2018) 4% in 2019 (4% in 2018) Discharges in Clinical (~107,000 in EHC's current markets where Discharges collaboration 2018) clinical a JV acute care returning to a 25% activities collaboration partner owns a non-EHC home underway focus is on the ~61% home health health agency Medicare agency outside that referred of total (26% in 2018) beneficiary of the EHC JV the patient to EHC IRF 14% population. an EHC IRF Discharges in discharges markets where (~59% in 2018) EHC operates (15% in 2018) an IRF but not Discharges to a a home health 24% non-EHC home agency health agency (21% in 2018) in an EHC Discharges to overlap market an EHC home health agency Encompass Health 41

Building stroke market share Leveraging our: • quality outcomes • strategic sponsorship with the AHA/ASA • clinical collaboration • joint commission certifications ~800,000 124 EHC IRFs strokes ~142,000 hold stroke-specific per year deaths from stroke certifications. in the U.S. Continue to increase market ~34,500 share by focusing on IRF-eligible strokes treated in EHC IRFs stroke patients going to SNFs and non-EHC IRFs. ~623,500 EHC’s 3-year stroke CAGR is ~6%. Stroke cases account for ~1/3 of strokes EHC’s Medicare Advantage volume. Click here to view our Life After Stroke Guide. See pages 44-46 for endorsements from independent researchers. Encompass Health Source: https://www.ahajournals.org/doi/pdf/10.1161/CIR.0000000000000659; page e305; Table 14-1 42

Building stroke market share Stroke market share EHC stroke payor mix 5.2% 2018 2019 Market share 4.9% Market share Other Other 25.2% 25.3% 4.7% Medicare FFS Medicare FFS Market share 34,465 Medicare Adv. 56.9% Medicare Adv. 54.8% 17.9% 19.9% 32,309 30,643 Stroke % of Payor 2018 2019 2017 2018 2019 % of total discharges 18.0% 18.4% EHC Discharges % of Medicare FFS discharges 14.7% 14.8% • EHC stroke discharge growth: % of Medicare Advantage – 2019 +6.7% vs. 2018 discharges 32.6% 32.7% Defining Stroke Market Share • Total stroke incidence based on statistics released in annual AHA report • Mortality within stroke incidence is updated by AHA with greater frequency • EHC stroke market share defined as: EHC LTM Stroke Discharges AHA Stroke Incidence Less Deaths* Encompass Health * The denominator typically decreases over time as deaths resulting from stroke may lag the incidence of stroke. 43

Independent research concludes IRFs are a better rehabilitation option for stroke patients than SNFs “Whenever possible, the American Stroke Association strongly recommends that stroke patients be treated at an inpatient rehabilitation facility rather than a skilled nursing facility.” “IRF patients have higher rates of return to community living and greater functional recovery...” 124 of the Company’s IRFs hold “If the hospital suggests sending your loved one to a The Joint Commission’s Disease- Specific Care Certification in skilled nursing facility after a stroke, advocate for stroke rehabilitation. the patient to go to an inpatient rehabilitation facility instead…”* * AHA/ASA press release, “Inpatient rehab recommended over nursing homes for stroke rehab,” Encompass Health issued May 4, 2016 (newsroom.heart.org) 44 ** “Guidelines for Adult Stroke Rehabilitation and Recovery,” issued May 2016 (stroke.ahajournals.org)

The Department of Veterans Affairs endorses the AHA/ASA Guidelines in their 2019 Guidelines on Stroke Rehabilitation There are 18.2 million veterans and 9 million are served by the Veterans Administration each year. “The Management of Stroke Rehabilitation” issued November 2019 (https://annals.org/aim/ Encompass Health fullarticle/2755728/management-stroke-rehabilitation-synopsis-2019-u-s-department-veterans-affairs) 45

2019 JAMA published article comparing functional improvements of stroke patients receiving care in IRF vs SNF Conclusions This cohort study found that Medicare beneficiaries who received services at an IRF after a stroke demonstrated greater improvement in mobility and self-care compared with patients who received inpatient rehabilitation at a SNF. A significant difference in functional improvement remained after accounting for patient, clinical, and facility characteristics at admission. Our findings indicate the need to carefully manage discharge to postacute care based on the patient's needs and potential for recovery. Postacute care reform based on the IMPACT Act must avoid a payment system that shifts patients with stroke who could benefit from intensive inpatient rehabilitation to lower cost settings. “The Management of Stroke Rehabilitation” issued December 2019 (https://jamanetwork.com/journals/ Encompass Health jamanetworkopen/fullarticle/2756256?resultClick=1) 46

Post-acute innovation Our post-acute solutions will leverage our clinical expertise, large post-acute datasets, EMR technologies, and strategic partnerships to drive improved patient outcomes and lower cost of care across the entire post-acute episode. 2018 2019 2020 Ÿ Modified and implemented Ÿ Refined post-acute readmission Ÿ Deploy a post-acute Cerner’s HealtheCare module; prediction model; deployed to readmission prediction model created a longitudinal patient 7 additional EHC hospitals in in all EHC hospitals, including record to manage patients Houston market rollout of a readmission across the post-acute Ÿ reduction playbook* continuum Designed and implemented Ÿ post-acute care clinical Deploy Medalogix to all EHC – piloting in Tyler, Texas decision support tools home health locations for home health care plan Ÿ Deployed ReAct in all of our Ÿ Designed and implemented optimization and to reduce hospitals quality reporting tool for emergency room visits and building preferred provider hospital readmissions* Ÿ Developed post-acute networks Ÿ Expand Post-Acute Care readmission prediction model Ÿ Strategic Assessments (PACSA) Used Medalogix for home to include DRG level – piloting in Tyler, Texas and health care plan optimization information on cost and quality Petersburg, Virginia and to reduce emergency room Ÿ visits and hospital readmissions Develop SNF quality reporting Ÿ Began utilizing care navigators tools for building preferred Ÿ Created a provider hub to provider networks to follow a patient throughout Ÿ an episode of care automate market analysis tools Deploy home health quality reporting tool for building preferred provider networks Encompass Health * Deployment of the post-acute readmission prediction model and Medalogix has been 47 temporarily paused due to the Public Health Emergency related to COVID-19.

Home health: Review Choice Demonstration (RCD)* Overview State Start date Company locations Following the pause of the Pre-Claim Review Illinois June 1, 2019 3 Demonstration (“PCRD”) on April 1, 2017, CMS worked to revise PCRD to offer more flexibility and choice for Ohio September 30, 2019 1 providers. RCD will give providers in the demonstration Texas March 2, 2020 52 states an initial choice of three options. Florida TBA 18 North Carolina TBA 6 Three options Preparation 1. 100% pre-claim review 2. 100% post-payment review 3. Minimal post-payment review with a 25% payment • Reviewed all documentation reduction for all Medicare home health services requirements If a provider chooses 100% pre-claim or post-payment • Implemented system features to make review (which applies to every episode of care) and electronic submission easier reaches a 90% affirmation rate, it may elect to have only 5% of its claims spot checked to ensure continued • Continue to work with physicians to compliance. ensure consistency between their supporting documentation and our Timeline supporting documentation The demonstration began in June 2019 with home health providers operating in Illinois. Implementation • Add administrative resources as expanded to Ohio in September 2019, in Texas in staggered implementation occurs March 2020 and will expand to North Carolina and Florida at a future date to be determined by CMS after • Apply learnings from our Illinois the end of the COVID-19 Public Health Emergency. CMS locations that successfully navigated has the option to expand to other states in the PCRD with an affirmation rate in Palmetto jurisdiction. excess of 90% Duration Five years * CMS has offered home health agencies the option of pausing their participation in the RCD for the duration of the Public Health Emergency. For Encompass Health now, EHC is electing to continue to participate in the pre-claim review option but may elect to participate in the pause option in the future. 48 Source: https://www.gpo.gov/fdsys/pkg/FR-2018-05-31/pdf/2018-11492.pdf

Evidence-based clinical initiatives to reduce readmissions and improve patient outcomes Reduce acute Infection Sepsis/SIRS Medication Reduce opioid care transfers control alert reconciliation use "ReACT" • Developed • Standardized and • Developed an • Implemented a • Implemented a predictive model to improved infection evidenced-based multidisciplinary multidisciplinary identify patients at control practices predictive model to reconciliation approach to improve risk for acute care across the company identify patients at- process using the pain management, transfer risk for sepsis or Company's EMR upon including non- • Applied evidence- SIRS admission and pharmacologic • Implemented based decision discharge treatment of pain intervention making • Implemented and vigilant opioid strategies as part of intervention stewardship the plan of care strategies as part of the plan of care Reduce readmissions & improve outcomes Encompass Health 49

Capital structure Encompass Health is positioned with a cost-efficient, flexible capital structure. Encompass Health 50

Debt maturity profile - face value Pro forma as of March 31, 2020*(12) ($ in millions) $963 Available Callable beginning Callable beginning Callable beginning (12) (12) (13) February 2023 February 2025 $0 Drawn + November 2017 $37 reserved Revolver for LCs capacity $800 $800 Callable beginning Senior Senior Callable beginning $700 September 2020 Notes Notes March 2018 Senior 4.5% 4.75% Notes 5.75% $350 $300 Senior Senior $262 Notes Term Notes 5.125% Revolver Loans 5.75% 2020 2022 2023 2024 2024 2024 2025 2026 2027 2028 2029 2030 No significant debt In May 2020, the Company re-opened the maturities prior to 2023 2028 and 2030 notes and issued an additional $300 million of each series of notes(12). * This chart does not include ~$381 million of finance lease obligations or ~$45 million of other notes payable. Encompass Health 51 See the debt schedule on page 53. Refer to pages 100-102 for end notes.

Financial leverage and liquidity Total debt Leverage ratio* (Billions) Liquidity Pro Forma March 31, December 31, March 31, (12) 2020 2019 2020 Cash available $ 338.4 $ 104.9 $ 94.8 3.8x** 3.8x Revolver 1,000.0 1,000.0 700.0 3.60 Less: - Draws — (350.0) (45.0) 3.02 3.06 - Letters of credit (36.7) (36.7) (38.9) Available $ 963.3 $ 613.3 $ 616.1 2.58 2.51 Total liquidity $ 1,301.7 $ 718.2 $ 710.9 Credit ratings S&P Moody’s Corporate rating BB- Ba3 Outlook Stable Stable Revolver rating BB+ Baa3 2016 2018 2019 Trailing 4 2017 (12) Senior notes rating B+ B1 Quarters-Pro forma * The leverage ratio is based on trailing four quarters of Adjusted EBITDA. ** Increase in financial leverage due to the acquisition of Encompass Home Health and Hospice (Dec. 2014), Reliant Hospital Partners (Oct. 2015), and CareSouth Health System, Inc. (Nov. 2015). In May 2020, the Company re-opened the 2028 and 2030 notes and issued an additional $300 million of 4.5% Senior Notes due 2028 and $300 million of 4.75% Senior Notes due 2030.(12) Encompass Health Reconciliations to GAAP provided on pages 89-97. 52 See debt schedule on page 53. Refer to pages 100-102 for end notes. (1)

Debt schedule Pro Forma Change in March 31, March 31, December 31, Debt vs. ($millions) 2020(12) 2020 2019 YE 2019 Advances under $1 billion revolving credit facility, November 2024 - LIBOR +150bps $ — $ 350.0 $ 45.0 $ 305.0 Term loan facility, November 2024 - LIBOR +150bps 261.9 261.9 265.2 (3.3) Bonds Payable: 5.125% Senior Notes due 2023 297.5 297.5 297.3 0.2 5.75% Senior Notes due 2024(13) 697.5 697.5 697.3 0.2 5.75% Senior Notes due 2025 345.8 345.8 345.6 0.2 4.50% Senior Notes due 2028(12) 782.9 491.9 491.7 0.2 4.75% Senior Notes due 2030(12) 784.3 491.8 491.7 0.1 Other notes payable 44.5 44.5 44.7 (0.2) Finance lease obligations 381.2 381.2 384.1 (2.9) Long-term debt $ 3,595.6 $ 3,362.1 $ 3,062.6 $ 299.5 Debt to Adjusted EBITDA 3.8x 3.5x 3.2x Encompass Health Reconciliations to GAAP provided on pages 89-97. 53 Refer to pages 100-102 for end notes.

IRF real estate portfolio 134 inpatient rehabilitation hospitals: 9,322 licensed beds 3,806 licensed beds Own ~70% of IRF real estate in CON states As of March 31, 2020 64 own building and land 31 own building; lease land 39 lease building and land 5,516 licensed beds in non-CON states A CON is a regulatory requirement in some states and federal jurisdictions that require state authorization prior to proposed acquisitions, expansions, or construction of new hospitals. Lawmakers in several states have recently proposed modification or even full repeal of CON laws. In July 2019, Florida enacted legislation to repeal CON laws for several provider types including IRFs. Effective July 1,2019, existing IRFs became eligible to expand without first obtaining a CON. Effective July 1, 2021, new IRFs may operate without first obtaining a CON. EHC now includes 947 existing licensed beds in Florida as licensed beds in non-CON states. Encompass Health 54

Overview of rollover shares and SARs previously held by members of the home health and hospice management team Background In connection with the 2014 acquisition of Encompass Home Health and Hospice: • Certain members of that management team rolled a portion of their pre-acquisition equity into the post-acquisition entity (“Home Health Holdings”) resulting in a 16.7% ownership interest (the “Rollover Shares”). • The Company also granted stock appreciation rights (“SARs”) based on the fair value of the common Home Health stock of Home Health Holdings to certain members of that management team. Half of the SARs Holdings vested on Jan. 1, 2019, and the other half vested on Jan. 1, 2020. • Home Health Holdings was capitalized with a promissory note to the parent company totaling approximately $385 million (equal to 5.5x the segment’s 2014 EBITDA). This was done to provide the Original opportunity for leveraged returns on the equity, thereby mimicking a private equity transaction Rollover structure. Shares 16.7% • To the extent Home Health Holdings needed cash (e.g., acquisitions, capex, etc.), such amounts were added to the principal amount of the original note and subsequent new notes. Cash generated from the operations of Home Health Holdings has been used to pay interest and a portion of the principal on the notes. Holder – The right (but not the obligation) to sell for cash up to 1/3 of the Rollover Shares to the parent after 1/1/18; Options 2/3 after 1/1/19; and all outstanding Rollover Shares after 1/1/20 Company – The right (but not the obligation) to purchase for cash all or any portion of the Rollover Shares after 1/1/20 Fair value of the Rollover Shares and SARs was determined using the product of Home Health Holdings’ EBITDA for the Valuation trailing 12-month period and a median market price multiple based on a basket of public home health companies and recent transactions, less the current balance of the intracompany note(s) to the parent. In Feb. 2018, July 2019, and Jan. 2020, holders exercised their rights to sell Rollover Shares to EHC. EHC settled the exercises upon payment of approximately $65 million, approximately $163 million, and approximately $162 million in Q1 2018, Q3 2019 and Q1 2020, respectively. After the approximate $162 million payment was made in February 2020, only $46 million of the rollover shares remained outstanding, representing approximately 1.2% Home Health Holdings. In Q1 2019 and Q3 2019, holders exercised vested SARs for cash proceeds of approximately $13 million and Activity approximately $55 million, respectively. In Q1 2020, holders exercised the remaining SARs for cash proceeds of approximately $101 million. On Feb. 20, 2020, the Company and each of April Anthony and Luke James agreed to exchange the remaining rollover shares (approximately $45 million and $1 million, respectively) for an equal value of shares of EHC. The exchange settled in March 2020. Encompass Health 55

Alternative payment models Most models remain in the early or pilot stage and results have been mixed. Both of our segments continue to participate in various alternative payment model initiatives. Encompass Health 56

Accountable Care Organizations (“ACOs”) Medicare Shared Savings Program (MSSP) (2020 - 517 ACOs / 11.2 million Medicare beneficiaries) • Performance Year 6 (2018) results: ◦ 364 of 548 ACOs (66%) held spending below their benchmark. ▪ 159 of these ACOs reduced health costs compared to their benchmark, but did not meet Currently, CMS the minimum savings threshold for shared savings. reports there are ◦ 184 ACOs (34%) did not reduce costs compared to their benchmark. ◦ Shared Savings Program ACOs generated total program savings of $1.7 billion or $739 million after 558 adjusting for shared savings/loss payments. MSSP and • On December 21, 2018, CMS issued a Final Rule for the Shared Savings Program called “Pathways to Success.” next generation The new program contains two participation tracks that will start on July 1, 2019. ◦ New BASIC track allows eligible ACOs to begin under a one-sided risk model and incrementally phases- ACOs. in higher levels of risk that at the highest level will qualify as an Advanced “Alternative Payment Model” under the Quality Payment Program. ◦ New ENHANCED track, based on the Shared Savings Program’s existing Track 3, is intended to allow ACOs to take on higher levels of risk and possible shared-savings. Performance ◦ Current Track 1, Track 2, and Track 1+ Models will be discontinued. results so far have been Next generation ACOs (2020 - 41 ACOs) mixed. • Initiative launched in January 2016 for ACOs that are experienced in coordinating care for populations of patients • Allows providers to assume higher levels of financial risk and reward than are available under the MSSP • Performance Year 3 (2018) results: ◦ 38 out of 50 ACOs generated savings and received shared savings of $285 million. ◦ Remaining 12 ACOs generated losses and were required to pay back $64 million to CMS. The Company serves as the exclusive preferred home health provider for two Premier ACOs. (~26,000 total covered lives in northern Texas and southern Oklahoma) Ÿ EHC receives increased referrals for Medicare home health patients from the ACOs Ÿ Eligible to receive a portion of the ACOs’ shared savings Ÿ Total shared savings achieved by both ACOs in 2018 was $7.6 million. - Met the minimum savings rate in one of the ACOs to participate in shared savings Encompass Health Source: CMS/HHS press releases and public use files 57

Home Health Value-Based Purchasing Model Over the long term, the Company believes it is well-positioned to benefit from a delivery system that rewards providers who are committed to providing high-quality care. In the calendar year 2016 HH-PPS final rule, CMS finalized a Home Health Value-Based Total Performance Scores (a numeric score ranging from 0 to 100 based on each agency’s performance) Purchasing (“HHVBP”) Model that covers five † performance years beginning Jan. 1, 2016 and will be calculated from the following set of measures concluding on Dec. 31, 2022. for performance years 2019 and 2020: Medicare-certified home health agencies • Two composite measures from existing Outcome and that provide services in the following states will be required to participate in Assessment Information Set (“OASIS”) data collection the model: and three process measures submitted through the 1. Arizona 5 HHVBP portal 2. Florida 18 • Four outcome measures from existing OASIS data 3. Iowa — collection and two outcome measures from claims data ‡ 4. Maryland 3 • Five HHCAHPS consumer satisfaction measures 5. Massachusetts 5 Calendar year for Maximum payment 6. Nebraska — Performance years payment adjustment adjustment (-/+) 7. North Carolina 6 1st Adjustment 8. Tennessee 7 2016 2018* 3% 9. Washington — 2017 2019** 5% Company Locations 44 2018 2020*** 6% 2019 2021 7% 24% of the Company’s home health Medicare revenue 2020 2022 8% * Majority of EHC locations in the nine VBP states were acquired in late 2015 or 2016; impact of ($0.3) million, or a (0.27%) payment adjustment to Medicare revenue in the nine VBP states, to EHC in 2018. ** The payment adjustment to Medicare revenue in the nine VBP states in 2019 was less than $0.1 million. *** EHC expects a positive $0.5 million payment adjustment to Medicare revenue in the nine VBP states in 2020. Source: https://innovation.cms.gov/initiatives/home-health-value-based-purchasing-model Encompass Health † Per the CY 2019 HH Final Rule at: https://s3.amazonaws.com/public-inspection.federalregister.gov/2018-24145.pdf 58 ‡ Home Health Care Consumer Assessment of Healthcare Providers and Systems

Information technology Encompass Health utilizes information technology to improve patient care and generate operating efficiencies. Encompass Health 59

IRF clinical information system: improved patient outcomes and streamlined operational efficiencies Treatment plan Pre-admission assessment • Computerized Physician Order Document & approval Entry ("CPOE") imaging • Clinical Decision Support ("CDS") • Predictive algorithm and clinical protocols to identify and reduce the risk of acute care transfer Referral hospitals Integrated electronic medical record Integrated and Quality reporting bar-coded point •Uniform data systems of care medication •Clinical data warehouse administration •Clinical intelligence Discharge planning Clinical notes and patient education • Physician • Nursing • Therapy • Care mgmt. •Patient history Ancillary services •Problems and diagnoses •Orders and results Charge and •Plan of care registration services •Workflow alerts and reminders •Registration •Treatment and interventions •Census Coordinate care •Coding and engage patients •Billing Encompass Health 60

IRF Proprietary management system: Beacon Operations management tool Supply chain procurement Encompass Health 61

Home health and hospice information system: Homecare Homebase Homecare Homebase Clinical Management and operations (“HCHB”) was born • HCHB manages the entire patient • Best-in-class data management and workflow and provides field clinicians reporting ensures managers have access out of the Company’s with access to patient records, diagnostic to relevant data needed to make correct operating model; information, and notes from prior visits decisions. via a mobile application. HCHB is a leading IT • Rules-based algorithms ensure platform provider in • Real-time, customized feedback and accountability by escalating tasks and the home health and instructions provided on-site notifying management when processes are delayed. hospice industry. • Enhances patient data capture and database management which aids in the • development of algorithms that Seamless billing with processes in place to can improve the plan of care ensure claim completeness Sales Compliance • Provides real-time market intelligence to • Field clinicians are required to adhere to sales area managers, allowing them to clinical protocols and physician orders, quickly identify the most valuable ensuring that proper regulatory and Optimization of referral sources compliance procedures are followed. capabilities in • Specialty programs integrate individual leading-edge • Internal branch-level audits completed physician protocols into HCHB. three times a year technology embedded – Creates loyalty and incentives for – HCHB-generated outputs reviewed by in culture, driving physicians and facilities, generating management to identify any branches additional future referrals requiring additional oversight superior clinical, • Web-based portal allows referring operational, and physicians to easily monitor the care and • Compliance program also involves financial outcomes. progress of patients and to sign orders extensive internal training electronically. Encompass Health 62

Medalogix’s predictive models for home health care help identify patients at risk for unplanned rehospitalization. Prompts continued Proactively identifies home touch points with discharged health patients who are patients to identify and potentially better suited prevent post-discharge and eligible for the hospitalizations hospice benefit. Medalogix Modules Risk stratifies the patient Recommends a population based on patient-centered hospitalization risk and visit utilization plan that utilizes interactive voice optimizes care to promote response to increase touch discharge to community points with high risk patients without hospitalization Encompass Health Note: Deployment of the Medalogix Care module has been temporarily paused due to the Public 63 Health Emergency related to COVID-19.

Operational metrics Encompass Health 64

IRF operational metrics: •SALARIES AND BENEFITS includes group expense efficiencies medical costs and is impacted by staffing levels based on patient volumes. (Percent of net operating revenues) •IRF-RELATED EXPENSES includes other operating expenses (excluding loss on disposal or impairment of assets), supplies, and occupancy costs. •EMPLOYEES PER OCCUPIED BED (“EPOB”) is calculated by dividing the number of full-time equivalents, including an estimate of full-time equivalents from the utilization of contract labor, by the number of occupied beds during 53.0 each period. The number of occupied beds is 50.4 51.1 50.8 51.6 determined by multiplying the number of licensed beds by the Company’s occupancy percentage. 21.0 21.0 21.1 20.9 20.9 Salaries and benefits IRF-related expenses 2016 2017 2018 2019 Q1 2016 2017 2018 2019 Q1 2020 2020 3.44 3.47 3.43 3.42 3.38 EPOB Encompass Health 65

Pre-payment claims denials - inpatient rehabilitation segment Background Encompass Health reserves pre-payment claim denials as a reduction of • For several years prior to 2018, under programs designated as net operating revenues upon notice from a MAC a claim is under review. “widespread probes,” certain Medicare Administrative Contractors (“MACs”) conducted pre-payment claim reviews and denied payment Impact to Income Statement for certain diagnosis codes. Update of • Encompass Health appeals most denials. On claims it takes to an Collections of Revenue Period New Denials Previously Reserve for Reserve for administrative law judge (“ALJ”), Encompass Health historically has Prior Denied Claims New Denials Denials experienced an approximate 70% success rate. (In Millions) – MACs identify medical documentation issues as a leading basis for denials. Q1 2020 $4.2 $(5.0) $1.3 $— – Encompass Health’s investment in clinical information systems and Q4 2019 3.8 (4.6) 1.1 — its medical services department has further improved its Q3 2019 11.3 (6.1) 3.4 — documentation and reduced technical denials. Q2 2019 3.5 (1.7) 1.1 — • By statute, ALJ decisions are due within 90 days of a request for Q1 2019 1.6 (2.5) 0.5 — hearing, but appeals are taking years. HHS has implemented rule Q4 2018 4.6 (3.2) 1.4 — changes to address the backlog of appeals, but their effect is Q3 2018 0.7 (1.3) 0.2 — uncertain. Q2 2018 1.8 (2.8) 0.5 — • In November 2018, a federal court ordered HHS to reduce the backlog Q1 2018 3.1 (6.8) 0.9 — in the following increments: a 19% reduction by the end of FY 2019; a Q4 2017 0.7 (7.8) 0.2 — 49% reduction by the end of FY 2020; a 75% reduction by the end of FY Q3 2017 7.4 (6.2) 2.2 — 2021; and elimination of the backlog by the end of FY 2022. Q2 2017 16.5 (7.7) 4.9 — • All Medicare providers continue to experience delays resulting in a Q1 2017 19.0 (5.9) 5.7 — growing backlog. – Currently, ALJs are hearing Encompass Health appeals from claims Impact to Balance Sheet denied up to eight years ago. March 31, Dec. 31, Dec. 31, • In late 2017, CMS implemented the Targeted Probe and Educate 2020 2019 2018 (“TPE”) initiative.* (In Millions) • Effective March 2020, CMS suspended most Medicare fee-for-service Pre-payment claims denials $ 153.4 $ 155.3 $ 158.1 medical reviews during the public health emergency, including TPE Recorded reserves (46.0) (46.6) (47.4) and current post-payment reviews. CMS may conduct reviews during or after the public health emergency if there is an indication of Net accounts receivable from potential fraud and CMS may end the suspension and resume reviews pre-payment claims denials $ 107.4 $ 108.7 $ 110.7 at any time. * For more information regarding TPE, see https://www.cms.gov/Research-Statistics-Data-and-Systems/Monitoring-Programs/ Encompass Health Medicare-FFS-Compliance-Programs/Medical-Review/Targeted-Probe-and-EducateTPE.html 66

Post-payment auditor activity - inpatient rehabilitation segment CMS supplements its pre-payment audits with post-payment audits. CMS uses Comprehensive Error Rate Testing (“CERT”) auditors to identify trends driving errors. CMS also uses the CERT error rate to evaluate the performance of Medicare contractors reviewing claims in pre- and post-payment audits. Types of post-payment auditors Claims and recoupment Medicare Administrative Contractors (“MACs”) • Sampling and extrapolation may generate large • CMS’s primary audit contractors may audit post-payment claims under TPE. overpayment allegations based on the review of a • MACs perform data analysis and probe sampling. They may use statistical handful of claims. sampling and extrapolation at their discretion. • CMS may recover an overpayment by withholding Recovery Audit Contractors (“RACs”) future Medicare payments and applying the amount • RACs identify and correct improper payments by reviewing claims based on withheld against the alleged overpayment. either a 6-month or 3-year look-back period. • An appeal of a post-payment claim denial does not • RACs receive contingency fees based on recovery. stop recoupment. Because of the backlog, CMS may • RACs provide little or no education on audit findings. recoup valid claims before a provider can win an appeal on the merits. Unified Program Integrity Contractors (“UPICs”) • If the post-payment denial is overturned on appeal, • UPIC auditors review medical records and documentation for claims. the provider recovers recouped amounts, plus • CMS or a MAC may refer providers for UPIC review based on data analytics interest. or other concerns about integrity. Impact to balance sheet • UPIC auditors use claim sampling and extrapolation. Supplemental Medical Review Contractors (“SMRCs”) Mar. 31, Dec. 31, Dec. 31, 2020 2019 2018 • SMRCs evaluate medical records to determine whether claims comply with (In Millions) coverage, coding, payment and billing guidelines. Net accounts receivable from Post-payment auditors contribute to ALJ backlog post-payment claims denials $37.1 $35.8 $39.0 u Liabilities related to unrecouped Claims denied by post-pay auditors are appealed through the Medicare post-payment denials 5.3 6.0 32.4 appeal process like other claim denials. MACs adjudicate all denials at the first level. Impact to income statement u Audits by multiple auditors seeking overpayments will continue to clog Post-payment audits did not have a material the appeals pipeline. impact on our 2018-2020 income statements. Effective March 2020, CMS suspended most Medicare fee-for-service medical reviews during the public health emergency, including current post-payment reviews. CMS may conduct reviews during or after the public health emergency if there is an indication of potential fraud and CMS may end the suspension and resume reviews at any time. . Encompass Health Note: CMS has renamed Zone Program Integrity Contracts (“ZPICs”) to Unified Program Integrity Contractors (“UPICs”) 67

Inpatient rehabilitation operational and labor metrics Q1 Q4 Q3 Q2 Q1 Full Year 2020 2019 2019 2019 2019 2019 (In Millions) Net patient revenue-inpatient $ 890.0 $ 873.5 $ 850.6 $ 851.8 $ 847.6 $ 3,423.5 Net patient revenue-outpatient and other revenues 19.2 23.2 21.7 22.1 22.5 89.5 Net operating revenues $ 909.2 $ 896.7 $ 872.3 $ 873.9 $ 870.1 $ 3,513.0 (Actual Amounts) (14) Discharges xxx-xxx 47,750 47,885 46,669 46,679 45,609 186,842 Net patient revenue per discharge $ 18,639 $ 18,242 $ 18,226 $ 18,248 $ 18,584 $ 18,323 Outpatient visits 69,743 82,536 86,395 104,566 102,028 375,525 Average length of stay 12.7 12.4 12.6 12.5 12.8 12.6 Occupancy % 71.3% 70.0% 69.2% 70.6% 72.3% 69.5% # of licensed beds 9,322 9,249 9,219 9,062 8,941 9,249 Occupied beds 6,647 6,474 6,380 6,398 6,464 6,428 (15) Full-time equivalents (FTEs) 22,318 22,096 22,037 21,570 21,345 21,762 Contract labor 161 159 187 227 246 205 Total FTE and contract labor 22,479 22,255 22,224 21,797 21,591 21,967 (16) EPOB 3.38 3.44 3.48 3.41 3.34 3.42 Encompass Health Refer to pages 100-102 for end notes. 68

Home health and hospice operational metrics Q1 Q4 Q3 Q2 Q1 Full Year 2020 2019 2019 2019 2019 2019 (In Millions) Net home health revenue $ 224.8 $ 236.9 $ 238.9 $ 222.7 $ 219.5 $ 918.0 Net hospice revenue 48.0 50.8 50.4 38.4 34.4 174.0 Net operating revenues $ 272.8 $ 287.7 $ 289.3 $ 261.1 $ 253.9 $ 1,092.0 Home health: (Actual Amounts) Admissions(17) 42,476 41,781 42,174 37,828 37,944 159,727 Recertifications 26,553 29,460 30,213 28,129 28,282 116,084 Episodes 68,652 73,055 72,016 66,881 63,626 275,578 Average revenue per episode $ 2,909 $ 2,901 $ 2,980 $ 2,959 $ 3,057 $ 2,972 Episodic visits per episode 16.3 16.4 17.3 17.1 17.7 17.1 Total visits 1,306,230 1,372,326 1,425,323 1,325,362 1,308,610 5,431,621 Cost per visit $ 81 $ 79 $ 78 $ 76 $ 75 $ 77 Hospice: Admissions(18) 2,986 2,866 2,884 2,324 2,378 10,452 Patient days 334,545 345,855 353,549 259,501 239,022 1,197,927 Average daily census 3,676 3,759 3,843 2,852 2,656 3,282 Revenue per day $ 144 $ 147 $ 142 $ 148 $ 144 $ 145 Encompass Health Refer to pages 100-102 for end notes. 69

Payment sources (percent of revenues) Inpatient Rehabilitation Home Health and Consolidated Segment Hospice Segment Q1 Q1 Q1 Full Year 2020 2019 2020 2019 2020 2019 2019 Medicare 70.5% 73.5% 83.0% 84.6% 73.4% 76.0% 75.1% Medicare Advantage 12.3% 9.8% 10.8% 10.0% 11.9% 9.8% 10.6% Managed care 9.9% 9.6% 4.4% 3.3% 8.7% 8.2% 8.3% Medicaid 3.4% 3.0% 1.5% 1.7% 3.0% 2.7% 2.8% Other third-party payors 1.2% 1.1% —% —% 0.9% 0.9% 0.9% Workers’ compensation 0.8% 0.9% 0.1% 0.1% 0.6% 0.7% 0.7% Patients 0.6% 0.7% 0.1% 0.2% 0.5% 0.6% 0.5% Other income 1.3% 1.4% 0.1% 0.1% 1.0% 1.1% 1.1% Total 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% Encompass Health 70

Industry structure Encompass Health 71

Overall healthcare spending National healthcare spending: $3,649 billion in 2018 (billions) $174 Investment $48 Government administration $93 Government public health $456 Retail of medical products $102 Home health care $192 Other health, residential and personal care $965 Professional services $169 Nursing care facilities and continuing care retirement communities Hospital care $1,192 Personal healthcare: $3,076 Personal Includes inpatient rehabilitation, long-term care hospitals Health consumption spending*: $3,217 Encompass Health Source: Centers for Medicare & Medicaid Services, National Health Expenditure Data (Historical), Table 2 - 2018 72 * Excludes Net Cost of Private Health Insurance of $258 billion.

Medicare 2018 spending = $741 billion $8 billion (1%) in billions Inpatient rehabilitation hospitals (Included in inpatient hospitals) $ 29 Skilled nursing Medicare Part A $146 Inpatient hospital 4% 20% $69 Physician payments Medicare Part B 13% $57 Outpatient hospital $18 Home health 9% $19 Hospice Medicare Parts A&B $75 Other services 8% $233 Medicare managed Medicare Part C care 31% 2% 3% 10% $95 Outpatient Rx Medicare Part D Inpatient hospital includes spending for acute care hospitals along with inpatient rehabilitation and long-term acute care hospital services. In 2018, Medicare spent $8 billion and $4.2 billion, respectively for inpatient rehabilitation and long-term acute care hospital services. Source: Centers for Medicare & Medicaid Services, Medicare Trustees’ Report July 2019 – page 10; and Encompass Health MedPAC, Medicare Payment Policy, March 2020 - pages 219, 251, 273, 299, and 325 73

Continuum of healthcare services Preventive Ambulatory Acute Post-acute Palliative Routine health care Medical care Medical Medical care Medical care  (screenings, check- delivered on an treatment of provided after a that is focused ups, patient outpatient basis diseases for period of acute on providing counseling) to (blood tests, X- which a patient care (long-term relief from the prevent illnesses, rays, endoscopy, is treated for a acute care, symptoms and disease, or other certain biopsies, inpatient stress of a brief but severe health problems. certain surgical rehabilitation, serious illness episode of procedures) skilled nursing, (hospice) Home health and illness care management home health) services to prevent or reduce acute admissions. Encompass Health 74

Post-acute fee-for-service care services (Highest acuity) (Lowest acuity) Long-term Inpatient Skilled Acute care Home Discharge acute care rehabilitation nursing hospital health hospital hospital facility Medicare spending (billions) $4.2 $8.0 $28.5 $17.9* # of Discharges ~102,000 ~408,000 ~2,200,000 ~3,400,000 Length of stay 26.6 days 12.7 days 38.2 days N/A # of Providers 374 ~1,170 ~15,000 ~11,500 For-profit (80%) For-profit (35%) For-profit (71%) Facility ownership mix** Non-profit (16%) Non-profit (55%) Non-profit (23%) For-profit (89%) Gov’t (4%) Gov’t (10%) Gov’t (6%) Non-profit (11%) Free-standing (25%) Free-standing (96%) Free-standing (85%) Free-standing vs. hospital based N/A Hospital based (75%) Hospital based (4%) Hospital based (15%) Urban (95%) Urban (87%) Urban (73%) Urban (84%) Rural vs. urban** Rural (5%) Rural (13%) Rural (27%) Rural (16%) * Not all home health spending occurs as a post-acute service. ** Facility ownership mix / rural vs. urban - home health data represents freestanding agencies only. Encompass Health Source: MedPAC, Medicare Payment Policy, March 2020 - pages 219, 223, 236, 251, 264, 273, 282, 283, 299, 307, 75 and 308; MedPAC, Health Care Spending and the Medicare Program, June 2019 - page 112

Medicare fee-for-service spending on post-acute services 6 4.8 Home health fee-for- 4.3 4.1 4.1 ) 3.9 3.8 3.7 service spending* (% of t 3.5 3.5 n e total Medicare spending) c r e 3 P ( Inpatient rehabilitation 1.6 1.5 1.5 1.6 1.5 1.6 1.6 1.6 1.6 fee-for-service spending 0 (% of total Medicare 2010 2011 2012 2013 2014 2015 2016 2017 2018 spending) Total Medicare fee-for-service spending on post-acute services ~$59 billion in 2018 Projected $35 2018 2020 Post-acute Medicare Medicare $30 settings margin** margin** $25 Skilled nursing facilities 10.3% 10.0% $20 Home health agencies* 15.3% 17.0% $15 $10 Inpatient rehabilitation 14.7% 12.7% hospitals $5 Long-term acute care $0 hospitals 4.7% 3.7%*** 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 * Not all home health spending occurs as a post-acute service. ** 2018 Medicare margin / Projected 2020 Medicare margin - skilled nursing and home health data represents freestanding facilities and agencies only. *** 2020 LTCH Projected Medicare margin reflects the cohort of LTCHs with more than 85 percent of Medicare cases meeting the LTCH PPS criteria. Encompass Health Source: MedPAC, Medicare Payment Policy, March 2020 – pages 211, 219, 234, 240, 251, 264, 266, 273, 287, 291, 299, 317 76 and Centers for Medicare and Medicaid Services, Medicare Trustees’ Report April 2019 - page 10

Different fee-for-service levels of services Inpatient rehabilitation hospital Nursing home Average length of stay = 12.7 days Average length of stay = 38.2 days Discharge to community = 76.4% Discharge to community = 41.4% Requirements(2): Requirements: IRFs must also satisfy regulatory/policy requirements for hospitals, No similar requirement; Nursing homes are regulated as nursing including Medicare hospital conditions of participation. homes only All patients must be admitted by a rehab physician. No similar requirement Rehab physicians must re-confirm each admission within 24 hours. No similar requirement All patients, regardless of diagnoses/condition, must demonstrate need No similar requirement and receive at least three hours of daily intensive therapy. No similar requirement; some SNF patients may go a week or All patients must see a rehabilitation physician “in person” at least longer without seeing a physician, and often a non- three times weekly. rehabilitation physician. IRFs are required to provide 24 hour, 7 days per week nursing care; many nurses are RNs and rehab nurses. No similar requirement IRFs are required to use a coordinated interdisciplinary team approach No similar requirement; Nursing homes are not required to led by a rehab physician; includes a rehab nurse, a case manager, and a licensed therapist from each therapy discipline who must meet weekly provide care on a interdisciplinary basis and are not required to to evaluate/discuss each patient’s case. hold regular meetings for each patient. IRFs are required to follow stringent admission/coverage policies and Nursing homes have comparatively few policies governing the must carefully document justification for each admission; further number or types of patients they treat. restricted in number/type of patients (60% Rule). Encompass Health Source: MedPAC, Medicare Payment Policy, March 2020 - pages 231, 236, 283, and 286. 77 Refer to pages 100-102 for end notes.

Supply of IRFs is relatively stable Share of Average annual Medicare Number of IRFs change FFS discharges 2013- 2017- Type of IRF 2018 2013 2014 2015 2016 2017 2018 2017 2018 All IRFs 100% 1,161 1,177 1,182 1,188 1,178 1,170 0.4% -0.7% Urban 93 977 1,013 1,020 1,026 1,019 1,014 1.1 -0.5 Rural 7 184 164 162 162 159 156 -3.6 -1.9 Freestanding 53 243 251 262 273 279 290 3.5 3.9 Hospital based 47 918 926 920 915 899 880 -0.5 -2.1 Nonprofit 37 677 681 681 676 655 642 -0.8 -2.0 For profit 56 322 338 352 370 392 400 5.0 2.0 Government 7 155 149 138 133 125 121 -5.2 -3.2 Encompass Health Source: MedPAC, Medicare Payment Policy, March 2020 - page 282 78

Supply of IRFs remains relatively stable while the age 65+ population continues to grow IRF supply and demand • From 2010 to 2018, the 65+ population grew by 12.5MM or ~32%, compared to Age 65-69 Age 70-79 Age 80+ Total IRFs ~2% growth for the 64 and under population (total population growth of 60 1,400 ~6% over this same time period). ◦ The 70-79 age group (EHC's average population age range) 1,200 50 grew at an even greater rate of ~38% over this time period. 12 12 11 1,000 s 40 11 11 • 2010-2018 CAGRs: n o i 11 l l 11 ◦ 65+ population = 3.6% i 800 s m 10 11 F ◦ 64 and under population = 0.3% n R i I 30 f n ◦ Total population = 0.8% o o i 22 t 20 21 # a l 19 600 u 19 p 18 o 17 • Meanwhile, the number of IRFs P 20 16 16 nationwide has remained relatively 400 stable, with the total count in 2018 down slightly compared to 2010. 10 15 16 17 17 17 200 12 12 14 14 0 0 2010 2011 2012 2013 2014 2015 2016 2017 2018 Source: MedPAC, Medicare Payment Policy, March 2020 – page 282, March 2014 – page 247; U.S. Census Bureau, Current Population Encompass Health 79 Survey, Annual Social and Economic Supplement, 2010, 2011, 2012, 2013, 2014, 2015, 2016, 2017, 2018

Inpatient rehabilitation sector margins Aggregate FFS Medicare IRF margins remained high in 2018 Share of Medicare fee-for- Margins service discharges Type of IRF 2018 2008 2010 2012 2014 2015 2016 2017 2018 All IRFs 100% 9.4% 8.6% 11.2% 12.2% 13.9% 13.3% 13.9% 14.7% Urban 93 9.6 9.0 11.5 12.6 14.3 13.6 14.2 15.0 Rural 7 7.2 4.7 6.6 6.4 8.6 9.1 8.2 9.8 Freestanding 53 18.2 21.4 23.9 25.2 26.6 25.8 25.6 25.4 Hospital based 47 3.8 -0.5 0.6 0.7 2.1 0.8 1.5 2.5 Nonprofit 37 5.3 2.1 2.0 1.7 3.4 1.5 2.1 2.4 For profit 56 16.9 19.6 23.0 23.9 25.1 24.5 24.1 24.6 Government 7 N/A N/A N/A N/A N/A N/A N/A N/A Number of beds 1 to 10 2 -4.9 -10.3 -6.9 -11.0 -7.5 -10.1 -11.0 -5.5 11 to 24 20 1.3 -3.3 -1.3 -0.3 -0.4 -0.4 0.7 2.2 25 to 64 48 10.0 10.6 12.2 14.0 16.0 15.0 15.8 17.0 65 or more 30 17.4 17.5 21.0 20.6 23.0 22.4 21.9 21.1 Encompass Health Source: MedPAC, Medicare Payment Policy, March 2020 - page 287 80

“60% Rule”: Medicare regulation for IRFs(2) The 60% Rule requires at least 60% of all patients admitted must have at least one medical diagnosis or functional impairment from a list of 13 compliant conditions (a.k.a. “compliant conditions” or “CMS-13”).(2) 1983 2002 2004 2007 1983: 75% Rule 2007: 75% Rule established – 2002: IRF 2004: “New” 75% permanently changed to requires 75% of IRF reimbursement Rule initiated with “60% Rule” with passage patients to have a transitions to a “new” list of of “Medicare, Medicaid qualifying condition prospective “qualifying & SCHIP Extension Act of if the IRF is to payment system conditions” 2007” maintain (“PPS”) reimbursement on a “cost plus” basis vs. 2002: CMS suspends Paid for through a “prospective” 75% Rule Medicare price rollback & (i.e., fixed) basis. implementation 18-month freeze from 4/1/2008 to 9/30/2009 Encompass Health Refer to pages 100-102 for end notes. 81

IRF qualifying conditions(2) Original qualifying conditions Current qualifying conditions 1. Stroke 1. Stroke 2. Brain injury 2. Brain injury 3. Amputation 3. Amputation 4. Spinal cord 4. Spinal cord 5. Fracture of the femur 5. Fracture of the femur 6. Neurological disorder 6. Neurological disorder 7. Multiple trauma 7. Multiple trauma 8. Congenital deformity 8. Congenital deformity 9. Burns 9. Burns 10. Osteoarthritis (after less intensive setting) 11. Rheumatoid arthritis (after less intensive setting) 10. Polyarthritis (includes “joint Became 12. Joint replacement replacement”) ■ Bilateral ■ Age ≥ 85 ■ Body Mass Index >50 13. Systemic vasculidities (after less-intensive setting) Since the implementation of the 60% Rule in 2007, the relative number of lower extremity fractures and lower extremity joint replacements treated in the Company’s IRFs has declined significantly. % of the Company’s Medicare discharges Lower extremity: 2005 2007 2009 2011 2013 2015 2017 2019 Fractures (RIC 07) 13.1% 14.8% 13.6% 11.6% 10.2% 9.8% 8.9% 8.4% Joint replacements (RIC 08) 17.9% 11.8% 9.0% 7.6% 6.7% 5.5% 3.7% 3.5% Encompass Health Refer to pages 100-102 for end notes. 82

Inpatient rehabilitation outlier payments(7) # of IRFs Total outlier payments Avg outlier payment per discharge Non- Non- Non- IRF Encompass Encompass Encompass Encompass Encompass Encompass deciles Health Health Total Health Health Total % Health Health Total 90-100 — 111 111 $ — $ 145,723,251 $ 145,723,251 52.5% N/A $ 3,227 $ 3,227 80-90 4 107 111 $ 1,531,721 $ 48,708,914 $ 50,240,635 18.1% $ 506 $ 1,293 $ 1,234 70-80 6 106 112 $ 1,422,346 $ 28,605,751 $ 30,028,097 10.8% $ 204 $ 1,024 $ 860 60-70 12 100 112 $ 2,039,441 $ 17,077,703 $ 19,117,144 6.9% $ 151 $ 690 $ 499 50-60 8 104 112 $ 978,862 $ 12,175,412 $ 13,154,274 4.7% $ 94 $ 481 $ 368 40-50 14 98 112 $ 1,116,875 $ 7,697,397 $ 8,814,272 3.2% $ 89 $ 268 $ 213 30-40 26 86 112 $ 1,360,549 $ 4,373,853 $ 5,734,402 2.1% $ 59 $ 198 $ 127 20-30 25 87 112 $ 761,295 $ 2,535,872 $ 3,297,167 1.2% $ 28 $ 111 $ 66 10-20 20 92 112 $ 252,423 $ 1,021,064 $ 1,273,487 0.4% $ 13 $ 41 $ 29 More Efficient Less 0-10 18 93 111 $ 33,030 $ 118,984 $ 152,014 0.1% $ 3 $ 6 $ 5 Totals 133 984 1,117 $ 9,496,542 $ 268,038,201 $ 277,534,743 100.0% Outlier observations: • 10% of IRFs receive 53% of the outlier payments; none of the 10% are Encompass Health IRFs. • The Company receives 3.4% of the IRF outlier payments despite treating approx. 31% of the Medicare patients/discharges. • As a result of outlier payments, CMS pays the Company approx. $881 less per discharge than other providers. • Capping the IRF industry outlier payments at 10% of each IRF’s total Medicare payments could save Medicare approx. $621 million over 10 years. Encompass Health Refer to pages 100-102 for end notes. 83

Segment operating results Encompass Health 84

Inpatient rehabilitation segment Adjusted EBITDA Q1 Q4 Q3 Q2 Q1 Full Year (In millions) 2020 2019 2019 2019 2019 2019 Net operating revenues: Inpatient $ 890.0 $ 873.5 $ 850.6 $ 851.8 $ 847.6 $ 3,423.5 Outpatient and other 19.2 23.2 21.7 22.1 22.5 89.5 Total segment revenue 909.2 896.7 872.3 873.9 870.1 3,513.0 Operating expenses: Salaries and benefits (482.3) (465.4) (459.1) (443.6) (445.0) (1,813.1) % of revenue 53.0% 51.9% 52.6% 50.8% 51.1% 51.6% Other operating expenses(a) (134.7) (135.8) (131.3) (127.2) (127.6) (521.9) Supplies (39.6) (37.7) (37.0) (36.7) (35.6) (147.0) Occupancy costs (15.3) (15.7) (17.0) (16.3) (15.8) (64.8) (189.6) (189.2) (185.3) (180.2) (179.0) (733.7) % of revenue 20.9% 21.1% 21.2% 20.6% 20.6% 20.9% Equity in nonconsolidated affiliates 0.6 1.0 1.0 1.4 2.1 5.5 Other (expense) income(b)(c) (1.6) 4.0 1.8 1.9 2.8 10.5 Noncontrolling interests (20.8) (22.0) (20.1) (19.5) (21.0) (82.6) Segment Adjusted EBITDA $ 215.5 $ 225.1 $ 210.6 $ 233.9 $ 230.0 $ 899.6 In arriving at Adjusted EBITDA, the following was excluded: (a) Loss on disposal of assets $ 0.1 $ 7.8 $ 0.9 $ 1.4 $ 1.1 $ 11.2 (b) Change in fair market value of equity securities $ 2.5 $ 0.4 $ — $ (0.3) $ (0.9) $ (0.8) (c) Gain on consolidation of Yuma(9) $ — $ — $ 19.2 $ — $ — $ (19.2) Reconciliation to GAAP provided on pages 89-97. Encompass Health Refer to pages 100-102 for end notes. 85

Home health and hospice segment Adjusted EBITDA Q1 Q4 Q3 Q2 Q1 Full Year (In Millions) 2020 2019 2019 2019 2019 2019 Net operating revenues: Home health revenue $ 224.8 $ 236.9 $ 238.9 $ 222.7 $ 219.5 $ 918.0 Hospice revenue 48.0 50.8 50.4 38.4 34.4 174.0 Total segment revenue 272.8 287.7 289.3 261.1 253.9 1,092.0 Operating expenses Cost of services (130.9) (133.4) (136.4) (119.9) (116.5) (506.2) % of revenue 48.0% 46.4% 47.1% 45.9% 45.9% 46.4% Support and overhead costs(a)(b) (100.2) (103.6) (99.6) (89.7) (88.8) (381.7) % of revenue 36.7% 36.0% 34.4% 34.4% 35.0% 35.0% (231.1) (237.0) (236.0) (209.6) (205.3) (887.9) % of revenue 84.7% 82.4% 81.6% 80.3% 80.9% 81.3% Other income(c) — — — — — — Equity in net income of nonconsolidated affiliates 0.2 0.2 0.2 0.4 0.4 1.2 Noncontrolling interests(d) (0.9) (1.3) (2.7) (2.8) (2.7) (9.5) Segment Adjusted EBITDA $ 41.0 $ 49.6 $ 50.8 $ 49.1 $ 46.3 $ 195.8 In arriving at Adjusted EBITDA, the following was excluded: (a) Gain on disposal of assets $ — $ — $ — $ (0.1) $ — $ (0.1) (b) Payroll taxes on SARs exercise $ 1.5 $ — $ 0.8 $ — $ 0.2 $ 1.0 (c) Gain on Consolidation of Treasure Coast(10) $ (2.2) $ — $ — $ — $ — $ — (d) SARs mark-to-market impact on noncontrolling interests (see page 55) $ — $ (0.7) $ (0.9) $ (2.6) $ (0.8) $ (5.0) Reconciliation to GAAP provided on pages 89-97. Encompass Health Refer to pages 100-102 for end notes. 86

Segment operating results Q1 2020 Q1 2019 Home Home Health and Health and (In Millions) IRF Hospice Reclasses Consolidated IRF Hospice Reclasses Consolidated Net operating revenues $ 909.2 $ 272.8 $ — $ 1,182.0 $ 870.1 $ 253.9 $ — $ 1,124.0 Operating Expenses: Inpatient Rehabilitation: Salaries and benefits (482.3) — (195.3) (677.6) (445.0) — (175.6) (620.6) Other operating expenses(a) (134.7) — (24.8) (159.5) (127.6) — (21.4) (149.0) Supplies (39.6) — (6.1) (45.7) (35.6) — (4.5) (40.1) Occupancy (15.3) — (4.9) (20.2) (15.8) — (3.8) (19.6) Home Health and Hospice: Cost of services sold (excluding depreciation and amortization) — (130.9) 130.9 — — (116.5) 116.5 — Support and overhead costs(b) — (100.2) 100.2 — — (88.8) 88.8 — (671.9) (231.1) — (903.0) (624.0) (205.3) — (829.3) Other (expense) income(c)(d) (1.6) — — (1.6) 2.8 — — 2.8 Equity in net income of nonconsolidated affiliates 0.6 0.2 — 0.8 2.1 0.4 — 2.5 Noncontrolling interests(e) (20.8) (0.9) — (21.7) (21.0) (2.7) — (23.7) Segment Adjusted EBITDA $ 215.5 $ 41.0 $ — 256.5 $ 230.0 $ 46.3 $ — 276.3 General and administrative expenses(f)(g) (28.5) (33.4) Adjusted EBITDA $ 228.0 $ 242.9 In arriving at Adjusted EBITDA, the following were excluded: (a) Loss on disposal of assets $ 0.1 $ — $ — $ 0.1 $ 1.1 $ — $ — $ 1.1 (b) Payroll taxes on SARs exercise $ — $ 1.5 $ — $ 1.5 $ — $ 0.2 $ — $ 0.2 (c) Change in fair market value of $ 2.5 $ — $ — $ 2.5 $ (0.9) $ — $ — $ (0.9) equity securities (d) Gain on consolidation of Treasure $ — $ (2.2) $ — $ (2.2) $ — $ — $ — $ — Coast(10) (e) SARs mark-to-market impact on $ — $ — $ — $ — $ — $ (0.8) $ — $ (0.8) noncontrolling interests (see page 55) (f) Stock-based compensation $ — $ — $ — $ 7.1 $ — $ — $ — $ 19.4 (g) Transaction costs $ — $ — $ — $ — $ — $ — $ — $ 0.6 Encompass Health Reconciliation to GAAP provided on pages 89-97; Refer to pages 100-102 for end notes. 87

Segment operating results Year Ended December 31, 2019 Home Health and (In Millions) IRF Hospice Reclasses Consolidated Net operating revenues $ 3,513.0 $ 1,092.0 $ — $ 4,605.0 Operating Expenses: Inpatient Rehabilitation: Salaries and benefits (1,813.1) — (758.9) (2,572.0) Other operating expenses(a) (521.9) — (90.6) (612.5) Supplies (147.0) — (20.9) (167.9) Occupancy (64.8) — (17.5) (82.3) Home Health and Hospice: Cost of services sold (excluding depreciation and amortization) — (506.2) 506.2 — Support and overhead costs(b) — (381.7) 381.7 — (2,546.8) (887.9) — (3,434.7) Other income(c)(d) 10.5 — — 10.5 Equity in net income of nonconsolidated affiliates 5.5 1.2 — 6.7 Noncontrolling interests(e) (82.6) (9.5) — (92.1) Segment Adjusted EBITDA $ 899.6 $ 195.8 $ — 1,095.4 General and administrative expenses(f)(g) (130.5) Adjusted EBITDA $ 964.9 In arriving at Adjusted EBITDA, the following were excluded: (a) Loss (gain) on disposal of assets $ 11.2 $ (0.1) $ — $ 11.1 (b) Payroll taxes on SARs exercise $ — $ 1.0 $ — $ 1.0 (c) Change in fair market value of equity securities $ (0.8) $ — $ — $ (0.8) (d) Gain on consolidation of Yuma(9) $ (19.2) $ — $ — $ (19.2) (e) SARs mark-to-market impact on noncontrolling interests (see page 55) $ — $ (5.0) $ — $ (5.0) (f) Stock-based compensation $ — $ — $ — $ 114.4 (g) Transaction costs $ — $ — $ — $ 2.1 Encompass Health Reconciliation to GAAP provided on pages 89-97. 88 Refer to pages 100-102 for end notes.

Reconciliations to GAAP and share information Encompass Health 89

Reconciliation of net income to Adjusted EBITDA(19) 2020 Q1 (in millions, except per share data) Total Per Share Net Income $ 108.7 Loss from disc ops, net of tax, attributable to Encompass Health 0.1 Net income attributable to noncontrolling interests (21.7) Income from continuing operations attributable to Encompass Health* 87.1 $ 0.87 Gov’t, class action, and related settlements 2.8 Provision for income tax expense 27.1 Interest expense and amortization of debt discounts and fees 43.2 Depreciation and amortization 58.8 Loss on disposal of assets 0.1 Stock-based compensation expense 7.1 Gain on consolidation of Treasure Coast(10) (2.2) Change in fair market value of equity securities 2.5 Payroll taxes on SARs exercise 1.5 Adjusted EBITDA $ 228.0 Weighted average common shares outstanding: Basic 98.2 Diluted 99.6 * Per share amounts for each period presented are based on diluted weighted-average shares outstanding. Encompass Health 90 Refer to pages 100-102 for end notes.

Reconciliation of net income to Adjusted EBITDA(19) 2019 Q1 Q2 Q3 Q4 Full Year Per Per Per Per Per (in millions, except per share data) Total Share Total Share Total Share Total Share Total Share Net Income $ 125.2 $ 110.9 $ 119.5 $ 90.2 $ 445.8 Loss from disc ops, net of tax, attributable to Encompass Health 0.5 0.1 — — 0.6 Net income attributable to noncontrolling interests (22.9) (19.7) (21.9) (22.6) (87.1) Income from continuing operations attributable to Encompass Health* 102.8 $ 1.04 91.3 $ 0.92 97.6 $ 0.98 67.6 $ 0.68 359.3 $ 3.62 Provision for income tax expense 30.8 23.5 34.3 27.3 115.9 Interest expense and amortization of debt discounts and fees 37.2 37.7 40.3 44.5 159.7 Depreciation and amortization 52.5 52.7 55.1 58.4 218.7 Loss on early extinguishment of debt(13) — 2.3 — 5.4 7.7 Loss on disposal of assets 1.1 1.3 0.9 7.8 11.1 Stock-based compensation expense 19.4 45.9 21.7 27.4 114.4 Transaction costs 0.6 0.4 1.0 0.1 2.1 Gain on consolidation of Yuma(9) — — (19.2) — (19.2) SARs mark-to-market impact on noncontrolling interests (see page 55) (0.8) (2.6) (0.9) (0.7) (5.0) Change in fair market value of equity securities (0.9) (0.3) — 0.4 (0.8) Payroll taxes on SARs exercise 0.2 — 0.8 — 1.0 Adjusted EBITDA $ 242.9 $ 252.2 $ 231.6 $ 238.2 $ 964.9 Weighted average common shares outstanding: Basic 98.4 98.0 97.8 97.8 98.0 Diluted 99.7 99.3 99.4 99.5 99.4 * Per share amounts for each period presented are based on diluted weighted-average shares outstanding. Encompass Health 91 Refer to pages 100-102 for end notes.

Reconciliation of segment Adjusted EBITDA to income from continuing operations before income tax expense Q1 Q4 Q3 Q2 Q1 Full Year 2020 2019 2019 2019 2019 2019 (in millions) Total segment Adjusted EBITDA $ 256.5 $ 274.7 $ 261.4 $ 283.0 $ 276.3 $ 1,095.4 General and administrative expenses (35.6) (64.0) (52.5) (77.1) (53.4) (247.0) Depreciation and amortization (58.8) (58.4) (55.1) (52.7) (52.5) (218.7) Loss on disposal of assets (0.1) (7.8) (0.9) (1.3) (1.1) (11.1) Government, class action, and related settlements (2.8) — — — — — Loss on early extinguishment of debt(13) — (5.4) — (2.3) — (7.7) Interest expense and amortization of debt discounts and fees (43.2) (44.5) (40.3) (37.7) (37.2) (159.7) Net income attributable to noncontrolling interests 21.7 22.6 21.9 19.7 22.9 87.1 SARs mark-to-market impact on noncontrolling interests (see page 55) — 0.7 0.9 2.6 0.8 5.0 Change in fair market value of equity securities (2.5) (0.4) — 0.3 0.9 0.8 Gain on consolidation of former equity method location(9)(10) 2.2 — 19.2 — — 19.2 Payroll taxes on SARs exercise (1.5) — (0.8) — (0.2) (1.0) Income from continuing operations before income tax expense $ 135.9 $ 117.5 $ 153.8 $ 134.5 $ 156.5 $ 562.3 Encompass Health Refer to pages 100-102 for end notes. 92

Adjusted EPS(20) - Q1 2020 For the Three Months Ended March 31, 2020 Adjustments Change in Payroll Gov’t, Class Fair Market Gain on Taxes Action, & Value of Consolidation on As Related Income Tax Equity of Treasure SARs As Reported Settlements Adjustments Securities Coast Exercise Adjusted (In Millions, Except Per Share Amounts) Adjusted EBITDA $ 228.0 $ — $ — $ — $ — $ — $ 228.0 Depreciation and amortization (58.8) — — — — — (58.8) Government, class action and related settlements (2.8) 2.8 — — — — — Interest expense and amortization of debt discounts and fees (43.2) — — — — — (43.2) Stock-based compensation (7.1) — — — — — (7.1) Loss on disposal of assets (0.1) — — — — — (0.1) Change in fair market value of equity securities (2.5) — — 2.5 — — — Gain on consolidation of Treasure Coast(10) 2.2 — — — (2.2) — — Payroll taxes on SARs exercise (1.5) — — — — 1.5 — Income from continuing operations before income tax expense 114.2 2.8 — 2.5 (2.2) 1.5 118.8 Provision for income tax expense (27.1) (0.7) (4.3) (0.6) 0.6 (0.4) (32.5) Income from continuing operations attributable to Encompass Health $ 87.1 $ 2.1 $ (4.3) $ 1.9 $ (1.6) $ 1.1 $ 86.3 Diluted earnings per share from continuing operations* $ 0.87 $ 0.02 $ (0.04) $ 0.02 $ (0.02) $ 0.01 $ 0.87 Diluted shares used in calculation 99.6 Encompass Health Reconciliation to GAAP provided on pages 89-97. Refer to pages 100-102 for end notes. 93 * Adjusted EPS may not sum across due to rounding.

Adjusted EPS(20) - Q1 2019 For the Three Months Ended March 31, 2019 Adjustments Mark-to- Market Change in Payroll Adjustment Fair Market Taxes for Stock Value of on As Comp. Income Tax Transaction Equity SARs As Reported Expense Adjustments Costs Securities Exercise Adjusted (In Millions, Except Per Share Amounts) Adjusted EBITDA $ 242.9 $ — $ — $ — $ — $ — $ 242.9 Depreciation and amortization (52.5) — — — — — (52.5) Interest expense and amortization of debt discounts and fees (37.2) — — — — — (37.2) Stock-based compensation (19.4) 9.6 — — — — (9.8) Loss on disposal of assets (1.1) — — — — — (1.1) Transaction costs (0.6) — — 0.6 — — — SARs mark-to-market impact on noncontrolling interests (see page 55) 0.8 (0.8) — — — — — Change in fair market value of equity securities 0.9 — — — (0.9) — — Payroll taxes on SARs exercise (0.2) — — — — 0.2 — Income from continuing operations before income tax expense 133.6 8.8 — 0.6 (0.9) 0.2 142.3 Provision for income tax expense (30.8) (2.4) (5.2) (0.2) 0.2 — (38.4) Income from continuing operations attributable to Encompass Health $ 102.8 $ 6.4 $ (5.2) $ 0.4 $ (0.7) $ 0.2 $ 103.9 Diluted earnings per share from continuing operations* $ 1.04 $ 0.06 $ (0.05) $ — $ (0.01) $ — $ 1.04 Diluted shares used in calculation 99.7 Encompass Health Reconciliation to GAAP provided on page 89-97. Refer to pages 100-102 for end notes. 94 * Adjusted EPS may not sum across due to rounding.

Adjusted EPS(20) - 2019 For the Year Ended December 31, 2019 Adjustments Mark-to- Loss Market on Change in Adjustment Early Fair Market Payroll for Stock Exting. Value of Gain on Taxes As Comp. of Income Tax Transaction Equity Consolidation on SARs As Reported Expense Debt Adjustments Costs Securities of Yuma Exercise Adjusted (In Millions, Except Per Share Amounts) Adjusted EBITDA $ 964.9 $ — $ — $ — $ — $ — $ — $ — $ 964.9 Depreciation and amortization (218.7) — — — — — — — (218.7) Interest expense and amortization of debt discounts and fees (159.7) — — — — — — — (159.7) Stock-based compensation (114.4) 68.5 — — — — — — (45.9) Loss on disposal of assets (11.1) — — — — — — — (11.1) Loss on early extinguishment of debt(13) (7.7) — 7.7 — — — — — — Transaction costs (2.1) — — — 2.1 — — — — Gain on consolidation of Yuma(9) 19.2 — — — — — (19.2) — — SARs mark-to-market impact on noncontrolling interests (see page 55) 5.0 (5.0) — — — — — — — Change in fair market value of equity securities 0.8 — — — — (0.8) — — — Payroll taxes on SARs exercise (1.0) — — — — — — 1.0 — Income from continuing operations before income tax expense 475.2 63.5 7.7 — 2.1 (0.8) (19.2) 1.0 529.5 Provision for income tax expense (115.9) (17.2) (2.1) (10.3) (0.6) 0.2 5.2 (0.2) (140.9) Income from continuing operations attributable to Encompass Health $ 359.3 $ 46.3 $ 5.6 $ (10.3) $ 1.5 $ (0.6) $ (14.0) $ 0.8 $ 388.6 Diluted earnings per share from continuing operations* $ 3.62 $ 0.47 $ 0.06 $ (0.10) $ 0.02 $ (0.01) $ (0.14) $ 0.01 $ 3.91 Diluted shares used in calculation 99.4 Encompass Health Reconciliation to GAAP provided on pages 89-97. Refer to pages 100-102 for end notes. 95 * Adjusted EPS may not sum across due to rounding.

Adjusted Free Cash Flow History(21) Q1 Full Year (In Millions) 2020 2019 2019 Net cash provided by operating activities $ 29.3 $ 159.9 $ 635.3 Impact of discontinued operations 0.1 3.0 4.4 Net cash provided by operating activities of continuing operations 29.4 162.9 639.7 Capital expenditures for maintenance (37.8) (29.6) (167.1) Distributions paid to noncontrolling interests of consolidated affiliates (19.1) (19.5) (79.8) Items non-indicative of ongoing operating performance: Cash paid for government, class action, and related settlements — — 52.0 Transaction costs and related assumed liabilities — 0.6 2.1 Cash paid for SARs exercise (inclusive of payroll taxes) 102.1 13.4 69.6 Adjusted free cash flow $ 74.6 $ 127.8 $ 516.5 Cash dividends on common stock(22) $ 29.0 $ 28.3 $ 108.7 Information regarding investing and financing categories of the statement of cash flows for the periods presented can be found on Encompass Health’s website in the Earnings Releases for those periods. Encompass Health Refer to pages 100-102 for end notes. 96

Net cash provided by operating activities reconciled to Adjusted EBITDA Q1 Full Year (In Millions) 2020 2019 2019 2018 2017 2016 2015 Net cash provided by operating activities $ 29.3 $ 159.9 $ 635.3 $ 762.4 $ 658.3 $ 640.2 $ 505.9 Professional fees — accounting, tax, and legal — — — — — 1.9 3.0 Interest expense and amortization of debt discounts and fees 43.2 37.2 159.7 147.3 154.4 172.1 142.9 Equity in net income of nonconsolidated affiliates 0.8 2.5 6.7 8.7 8.0 9.8 8.7 Net income attributable to noncontrolling interests in continuing operations (21.7) (22.9) (87.1) (83.1) (79.1) (70.5) (69.7) Amortization of debt-related items (1.4) (1.0) (4.5) (4.0) (8.7) (13.8) (14.3) Distributions from nonconsolidated affiliates (1.0) (2.1) (6.6) (8.3) (8.6) (8.5) (7.7) Current portion of income tax expense 25.7 28.2 75.9 128.0 85.0 31.0 14.8 Change in assets and liabilities 154.4 36.5 180.1 (46.0) 7.4 30.1 82.7 Tax reform impact on noncontrolling interests(23) — — — — 4.6 — — Cash used in (provided by) operating activities of discontinued operations 0.1 3.0 4.4 (0.8) 0.6 0.7 0.7 Transaction costs — 0.6 2.1 1.0 — — 12.3 SARS mark-to-market impact on noncontrolling interests (see page 55) — (0.8) (5.0) (2.6) — — — Payroll taxes on SARs exercise 1.5 0.2 1.0 — — — — Change in fair market value of equity securities 2.5 (0.9) (0.8) 1.9 — — Other (5.4) 2.5 3.7 (3.5) 1.2 0.6 3.2 Adjusted EBITDA $ 228.0 $ 242.9 $ 964.9 $ 901.0 $ 823.1 $ 793.6 $ 682.5 Information regarding investing and financing categories of the statement of cash flows for the periods presented can be found on Encompass Health’s website in the Earnings Releases for those periods. Encompass Health Refer to pages 100-102 for end notes. 97

Share information Weighted Average for the Period Q1 Full Year (Millions) 2020 2019 2019 2018 2017 Basic shares outstanding(24) 98.2 98.4 98.0 97.9 93.7 Convertible senior subordinated notes(24) — — — — 4.0 Restricted stock awards, dilutive stock options, restricted stock units, and common stock warrants 1.4 1.3 1.4 1.9 1.6 Diluted shares outstanding 99.6 99.7 99.4 99.8 99.3 End of Period Q1 Full Year (Millions) 2020 2019 2019 2018 2017 Basic shares outstanding(24) 99.4 99.1 98.6 98.9 98.3 Encompass Health Refer to pages 100-102 for end notes. 98

End Notes Encompass Health 99

End Notes (1) Under this program, Joint Commission accredited organizations, like the Company’s IRFs, may seek certification for chronic diseases or conditions such as brain injury or stroke rehabilitation by complying with Joint Commission standards, effectively using evidence-based clinical practice guidelines to manage and optimize patient care, and using an organized approach to performance measurement and evaluation of clinical outcomes. Obtaining such certifications demonstrates the Company’s commitment to excellence in providing disease-specific care. (2) In March 2020, the federal government began to undertake numerous legislative and regulatory initiatives designed to provide relief to the healthcare industry during the COVID-19 pandemic. These actions included temporary suspension of certain patient coverage criteria and documentation and care requirements. The CARES Act regulatory relief for IRFs specifically includes the temporary suspension of the requirement that patients must be able to tolerate a minimum of three hours of therapy per day for five days per week, waiver to permit the exclusion of COVID-19 patients from the calculation of the requirement that at least 60% of a facility’s patients must have a diagnosis from at least one of 13 specified medical conditions that typically require intensive therapy and supervision, and waiver of the requirement for a physician to conduct and document a post-admission evaluation. In addition, requirement of face-to-face visits at least three days a week may be fulfilled using telehealth. For home health, the relief includes the allowance of nurse practitioners and physician assistants under certain conditions to certify, establish and periodically review the plan of care, as well as supervise the provision of items and services for beneficiaries under the Medicare home health benefit and expands the use of telehealth. In addition, CMS expanded the definition of “homebound” to include patients who are homebound due solely to their COVID-19 diagnosis. For hospice, the CARES Act includes the temporary waiver of the requirement to use volunteers and to conduct a nurse visit every two weeks to evaluate aides, as well as the expanded use of telehealth. (3) Data compares Encompass Health IRFs to IRFs comprising the Uniform Data System for Medical Rehabilitation (“UDSMR”), a division of UB Foundation Activities, Inc., a data gathering and analysis organization for the rehabilitation industry which represents approximately 80% of the industry, including Encompass Health sites. Data is adjusted by applying Encompass Health IRF case-mix to non-Encompass Health UDS IRFs. (4) Source: https://data.medicare.gov/data/home-health-compare. Data on this page was published in January 2020 and reflects OASIS data collected from April 2018 through March 2019, HHCAHPS Survey data collected from July 2018 through June 2019, and claims-based data collected from January 2018 through December 2018. (5) The 133 for Encompass Health excludes Encompass Health Rehabilitation Hospital of Murrieta (opened February 2020). (6) In 2019, the Company averaged 1,436 total Medicare & Non-Medicare discharges per IRF in its then 129 consolidated IRFs that were open the full year. (7) Source: FY 2021 CMS Proposed Rule Rate Setting File and the last publicly available Medicare cost reports (FYE 2018/2019) or in the case of new IRFs, the December 2019 CMS Provider of Service File. • All data provided was filtered and compiled from the Centers for Medicare and Medicaid Services (CMS) Fiscal Year 2021 IRF Proposed Rule Rate Setting File found at: https://www.cms.gov/files/zip/fy-2021-irf-pps-data-files-proposed.zip. The data presented was developed entirely by CMS and is based on its definitions which are different in form and substance from the criteria Encompass Health uses for external reporting purposes. Because CMS does not provide its detailed methodology, Encompass Health is not able to reconstruct the CMS projections or the calculation. • The CMS file contains data for each of the 1,117 inpatient rehabilitation facilities used to estimate the policy updates for the FY 2021 IRF-PPS Proposed Rule. Most of the data represents historical information from the CMS fiscal year 2019 period and may or may not reflect the same Encompass Health hospitals in operation today. (8) The Budget Control Act of 2011 included a reduction of up to 2% to Medicare payments for all providers that began on April 1, 2013 (as modified by H.R. 8). The reduction was made from whatever level of payment would otherwise have been provided under Medicare law and regulation. Note: The CARES Act temporarily suspends the automatic 2% sequestration reduction for the period from May 1 through December 31, 2020. (9) As a result of negotiations with our partner to amend the joint venture agreement related to Yuma Rehabilitation Hospital, the accounting for this hospital changed from the equity method of accounting to a consolidated entity effective July 1, 2019. We accounted for this change in control as a business combination and consolidated this entity using the acquisition method. As a result of our consolidation of this hospital and the remeasurement of our previously held equity interest at fair value, we recorded a $19.2 million gain as part of other income in the third quarter of 2019. (10) As a result of an amendment to the joint venture agreement related to our home health location in Treasure Coast, Florida, the accounting for this agency changed from the equity method of accounting to a consolidated entity effective January 1, 2020. We accounted for this change in control as a business combination and consolidated this entity using the acquisition method. As a result of our consolidation of this agency and the remeasurement of our previously held equity interest at fair value, we recorded a $2.2 million gain as part of other income in the first quarter of 2020. Encompass Health 100

End Notes, con't. (11) On April 16, 2020, CMS released its Notice of Proposed Rulemaking for Fiscal Year 2021 for inpatient rehabilitation facilities under the inpatient rehabilitation facility prospective payment system (the “2021 Proposed IRF Rule”). The 2021 Proposed IRF Rule would implement a net 2.5% market basket increase (market basket update of 2.9% reduced by a productivity adjustment of 0.4%) effective for discharges between October 1, 2020 and September 30, 2021. The 2021 Proposed IRF Rule also includes changes that impact our hospital-by-hospital base rate for Medicare reimbursement. Such changes include, but are not limited to, revisions to the wage index and labor-related share values. The 2021 Proposed IRF Rule would update case-mix group relative weights and average lengths of stay values. The 2021 Proposed IRF Rule would also remove the post-admission physician evaluation requirement for all IRF discharges beginning on or after October 1, 2020, codify certain inpatient rehabilitation coverage documentation requirements, and, under certain conditions, allow the use of non-physician practitioners to perform the IRF services and documentation requirements currently required to be performed by the rehabilitation physician. Based on our analysis that utilizes, among other things, the acuity of our patients over the six-month period prior to the 2021 Proposed IRF Rule’s release, our experience with outlier payments over this same time frame, and other factors, we believe the 2021 Proposed IRF Rule will result in a net increase to our Medicare payment rates of approximately 2.4% effective October 1, 2020. (12) In September 2019, the Company issued $500 million of 4.5% Senior Notes due 2028 and $500 million of 4.75% Senior Notes due 2030. The proceeds were used to fund the purchase of the home health rollover shares and exercise of SARs in Q3 2019, fund a call of $400 million of 5.75% Senior Notes due 2024 in Q4 2019, and repay borrowings under the Company’s revolving credit facility. In May 2020, the Company re-opened these notes and issued an additional $300 million of 4.5% Senior Notes due 2028 and $300 million of 4.75% Senior Notes due 2030. The proceeds were used to repay certain borrowings under its revolving credit facility and for other corporate purposes. (13) In June 2019, the Company redeemed $100 million of its 5.75% Senor Notes due 2024 at a price of 101.917%, which resulted in a total cash outlay of approximately $102 million. The redemption was funded using cash on hand and funding under the Company’s revolving credit facility. As a result of the redemption, the Company recorded an approximate $2 million loss on earl extinguishment of debt in the second quarter of 2019.In November 2019, the Company redeemed $400 million of its 5.75% Senior Notes due 2024 at a price of 100.958%, which resulted in a total cash outlay of approximately $404 million. The redemption was funded using a portion of the proceeds from the Company’s September 2019 public offering of $1 billion of senior unsecured notes (see end note 12). As a result of the redemption, the Company recorded an approximate $5 million loss on early extinguishment of debt in the fourth quarter of 2019. (14) Represents discharges from 134 consolidated hospitals in Q1 2020; 133 consolidated hospitals in Q4 2019 and Q3 2019; 130 consolidated hospitals in Q2 2019; 129 consolidated hospitals in Q1 2019 (15) Full-time equivalents included in the table represent Encompass Health employees who participate in or support the operations of our hospitals and include an estimate of full-time equivalents related to contract labor. (16) Employees per occupied bed, or “EPOB,” is calculated by dividing the number of full-time equivalents, including an estimate of full-time equivalents from the utilization of contract labor, by the number of occupied beds during each period. The number of occupied beds is determined by multiplying the number of licensed beds by the Company’s occupancy percentage. (17) Represents home health admissions from 244 consolidated locations in Q1 2020; 243 consolidated locations in Q4 2019; 243 consolidated locations in Q3 2019; 220 consolidated locations in Q2 2019; and 219 consolidated locations in Q1 2019 (18) Represents hospice admissions from 83 locations in Q1 2020 and Q4 2019; 82 locations in Q3 2019; and 59 locations in Q2 and Q1 2019 (19) Adjusted EBITDA is a non-GAAP financial measure. The Company’s leverage ratio (total consolidated debt to Adjusted EBITDA for the trailing four quarters) is, likewise, a non-GAAP measure. Management and some members of the investment community utilize Adjusted EBITDA as a financial measure and the leverage ratio as a liquidity measure on an ongoing basis. These measures are not recognized in accordance with GAAP and should not be viewed as an alternative to GAAP measures of performance or liquidity. In evaluating Adjusted EBITDA, the reader should be aware that in the future the Company may incur expenses similar to the adjustments set forth. Further explanation and disclosure relating to Adjusted EBITDA are included in the Company’s Form 8-K, dated June 2, 2020, to which this Investor Reference Book is attached as Exhibit 99.1.* Encompass Health *Reconciliations to GAAP provided on pages 89-97. 101

End Notes, con't. (20) The Company is providing adjusted earnings per share from continuing operations attributable to Encompass Health (“adjusted earnings per share”), which is a non-GAAP measure. The Company believes the presentation of adjusted earnings per share provides useful additional information to investors because it provides better comparability of ongoing operating performance to prior periods given that it excludes the impact of government, class action, and related settlements, professional fees - accounting, tax, and legal, mark-to-market adjustments for stock appreciation rights, gains or losses related to hedging and equity instruments, loss on early extinguishment of debt, adjustments to its income tax provision (such as valuation allowance adjustments and settlements of income tax claims), items related to corporate and facility restructurings, and certain other items deemed to be non-indicative of ongoing operating performance. It is reasonable to expect that one or more of these excluded items will occur in future periods, but the amounts recognized can vary significantly from period to period and may not directly relate to the Company’s ongoing operating performance. Accordingly, they can complicate comparisons of the Company’s results of operations across periods and comparisons of the Company’s results to those of other healthcare companies. Adjusted earnings per share should not be considered as a measure of financial performance under generally accepted accounting principles in the United States as the items excluded from it are significant components in understanding and assessing financial performance. Because adjusted earnings per share is not a measurement determined in accordance with GAAP and is thus susceptible to varying calculations, it may not be comparable as presented to other similarly titled measures of other companies. Further explanation and disclosure relating to adjusted EPS are included in the Company’s Form 8-K, June 2, 2020, to which this Investor Reference Book is attached as Exhibit 99.1.* (21) Definition of adjusted free cash flow, which is a non-GAAP measure, is net cash provided by operating activities of continuing operations minus capital expenditures for maintenance, dividends paid on preferred stock, distributions to noncontrolling interests, and certain other items deemed to be non-indicative of ongoing operating performance, including government, class action, and related settlements and transaction costs. Common stock dividends are not included in the calculation of adjusted free cash flow. Because this measure is not determined in accordance with GAAP and is susceptible to varying calculations, it may not be comparable to other similarly titled measures presented by other companies. Further explanation and disclosure relating to adjusted free cash flow are included in the Company’s Form 8-K, dated June 2, 2020, to which this Investor Reference Book is attached as Exhibit 99.1.* (22) On July 20, 2017, the board of directors approved a $0.01 per share, or 4.2%, increase to the quarterly cash dividend on the Company’s common stock, bringing the quarterly cash dividend to $0.25 per common share. On July 24, 2018, the board of directors approved a $0.02 per share, or 8.0%, increase to the quarterly cash dividend on the Company’s common stock, bringing the quarterly cash dividend to $0.27 per common share. On July 23, 2019, the board of directors approved a $0.01 per share, or 3.7%, increase to the quarterly cash dividend on the Company’s common stock, bringing the quarterly cash dividend to $0.28 per common share. (23) The application of the lower income tax rate that resulted from the Tax Cuts and Jobs Act to the Company’s net deferred tax assets resulted in a net $13.6 million decrease in tax expense in Q4 2017. Application of the new tax rate to the Company’s joint venture entities’ deferred tax liabilities resulted in a net reduction in tax expense in Q4 2017. The Company’s joint venture partners’ share of this net tax benefit was $4.6 million, which resulted in an increase in noncontrolling interest expense in Q4 2017. (24) In November 2013, the Company closed separate, privately negotiated exchanges in which it issued $320 million of 2.0% Convertible Senior Subordinated Notes due 2043 in exchange for 257,110 shares of its 6.5% Series A Convertible Perpetual Preferred Stock. The Company recorded ~$249 million as debt and ~$71 million as equity. In May 2017, the Company provided notice of its intent to redeem all $320 million of outstanding convertible notes. In lieu of receiving the redemption price, the holders had the right to convert their notes into shares of the Company’s common stock at a conversion rate of 27.2221 shares per $1,000 principal amount of Notes, which rate was increased by a make-whole premium. In the aggregate, holders of $319.4 million in principal elected to convert, which resulted in the Company issuing 8,895,483 shares of common stock (approximately 8.6 million shares were previously included in the diluted share count). The remaining $0.6 million of principal was redeemed by cash payment. Encompass Health *Reconciliations to GAAP provided on pages 89-97. 102